                                                     Registration No. 33-83604



                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
              SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                       N-8B-2

                          Post-Effective Amendment No.  7

                        ALLMERICA SELECT SEPARATE ACCOUNT II
             OF ALLMERICA FINANCIAL LIFE  INSURANCE AND ANNUITY COMPANY
                             (Exact Name of Registrant)


               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                 440 Lincoln Street
                                 Worcester, MA 01653
                      (Address of Principal Executive Office)

                             Abigail M. Armstrong, Esq.
                                 440 Lincoln Street
                                 Worcester, MA 01653
                 (Name and Address of Agent for Service of Process)


               It is proposed that this filing will become effective:

               ___   immediately upon filing pursuant to paragraph (b)
               _X_   on May 1, 1999 pursuant to paragraph (b)
               ___   60 days after filing pursuant to paragraph (a)(1)
               ___   on (date) pursuant to paragraph (a)(1) of rule (485)
               ___   this post-effective amendment designates a new effective
               ___   date for a previously filed post-effective amendment.

                            FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1998 was filed on or before March 30, 1999.

                         RECONCILIATION AND TIE BETWEEN ITEMS
                          IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2    CAPTION IN PROSPECTUS
-----------    ---------------------

1 . . . . . . .Cover Page
2 . . . . . . .Cover Page
3 . . . . . . .Not Applicable
4 . . . . . . .Distribution
5 . . . . . . .Allmerica Financial; The Variable Account
6 . . . . . . .The Variable Account
7 . . . . . . .Not Applicable
8 . . . . . . .Not Applicable
9 . . . . . . .Legal Proceedings
10. . . . . . .Summary; Description of the Company, The Variable Account and the
               Underlying Funds; The Policy; Policy Termination and Reinstatement; Other Policy Provisions
11. . . . . . .Summary; The Trust; Fidelity VIP;  T. Rowe Price; Investment
               Objectives and Policies
12. . . . . . .Summary; The Trust; Fidelity VIP;  T. Rowe Price
13. . . . . . .Summary; The Trust; Fidelity VIP;  T. Rowe Price; Investment
               Advisory Services to the Trust; Investment Advisory Services to Fidelity VIP; Investment Advisory Services to T. Rowe Price; Charges and Deductions
14. . . . . . .Summary; Applying for a Policy
15. . . . . . .Summary; Applying for a Policy;  Payments; Allocation of Net
               Payments
16. . . . . . .The Variable Account; The Trust; Fidelity VIP;  T. Rowe Price;
               Payments; Allocation of Net Payments
17. . . . . . .Summary; Surrender; Partial Withdrawal;  Charges and Deductions;
               Policy Termination and Reinstatement
18. . . . . . .The Variable Account; The Trust; Fidelity VIP; T. Rowe Price;
               Payments
19. . . . . . .Reports; Voting Rights
20. . . . . . .Not Applicable
21. . . . . . .Summary; Policy Loans; Other Policy Provisions
22. . . . . . .Other Policy Provisions
23. . . . . . .Not Required
24. . . . . . .Other Policy Provisions
25. . . . . . .Allmerica Financial
26. . . . . . .Not Applicable
27. . . . . . .Allmerica Financial
28. . . . . . .Directors and Principal Officers of the Company
29. . . . . . .Allmerica Financial
30. . . . . . .Not Applicable
31. . . . . . .Not Applicable
32. . . . . . .Not Applicable
33. . . . . . .Not Applicable
34. . . . . . .Not Applicable

35. . . . . . .Distribution
36. . . . . . .Not Applicable
37. . . . . . .Not Applicable
38. . . . . . .Summary; Distribution
39. . . . . . .Summary; Distribution
40. . . . . . .Not Applicable
41. . . . . . .Allmerica Financial, Distribution
42. . . . . . .Not Applicable
43. . . . . . .Not Applicable
44. . . . . . .Payments; Policy Value
45. . . . . . .Not Applicable
46. . . . . . .Policy Value;  Federal Tax Considerations
47. . . . . . .Allmerica  Financial
48. . . . . . .Not Applicable
49. . . . . . .Not Applicable
50. . . . . . .The Variable Account
51. . . . . . .Cover Page; Summary; Charges and  Deductions; The Policy; Policy
               Termination and Reinstatement;  Other Policy Provisions
52. . . . . . .Addition, Deletion or Substitution of Investments
53. . . . . . .Federal Tax Considerations
54. . . . . . .Not Applicable
55. . . . . . .Not Applicable
56. . . . . . .Not Applicable
57. . . . . . .Not Applicable
58. . . . . . .Not Applicable
59. . . . . . .Not Applicable

                      ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                     WORCESTER, MASSACHUSETTS
                   INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES
                                       ALLMERICA SELECT LIFE


                        This Prospectus provides important information about
                        Allmerica Select Life, an individual flexible payment
   PLEASE READ THIS     variable life insurance policy issued by Allmerica
 PROSPECTUS CAREFULLY   Financial Life Insurance and Annuity Company. The
 BEFORE INVESTING AND   Policies are funded through the Allmerica Select
  KEEP IT FOR FUTURE    Separate Account II, a separate investment account of
      REFERENCE.        the Company that is referred to as the Variable
                        Account.

    VARIABLE LIFE       The Variable Account is subdivided into Sub-Accounts.
   POLICIES INVOLVE Each Sub-Account invests exclusively in shares of one RISKS INCLUDING of the following Funds of Allmerica Investment Trust,
   POSSIBLE LOSS OF     Variable Insurance Products Fund, and T. Rowe Price
      PRINCIPAL.        International Series, Inc.:

                        FUND                                                 MANAGER
                        --------------------------------------------------   --------------------------------------------------
 THIS PROSPECTUS MUST   Select Emerging Markets Fund                         Schroder Capital Management International Inc.
  BE ACCOMPANIED BY     Select International Equity Fund                     Bank of Ireland Asset Management (U.S.) Limited
 PROSPECTUSES OF THE    T. Rowe Price International Stock Portfolio          Rowe Price-Fleming International, Inc.
        FUNDS.          Select Aggressive Growth Fund                        Nicholas-Applegate Capital Management, L.P.
                        Select Capital Appreciation Fund                     T. Rowe Price Associates, Inc.
                        Select Value Opportunity Fund                        Cramer Rosenthal McGlynn, LLC
                        Select Growth Fund                                   Putnam Investment Management, Inc.
                        Select Strategic Growth Fund                         Cambiar Investors, Inc.
                        Fidelity VIP Growth Portfolio                        Fidelity Management & Research Company
                        Select Growth and Income Fund                        J. P. Morgan Investment Management Inc.
                        Fidelity VIP Equity-Income Portfolio                 Fidelity Management & Research Company
                        Fidelity VIP High Income Portfolio                   Fidelity Management & Research Company
                        Select Income Fund                                   Standish, Ayer & Wood, Inc.
                        Money Market Fund                                    Allmerica Asset Management, Inc.



                          Policy owners may, within limits, choose the amount
                          of initial payment and vary the frequency and amount
                          of future payments. The Policy allows partial
                          withdrawals and full surrender of the Policy's
  THIS LIFE POLICY IS     surrender value, within limits. The Policies are not
        NOT:              suitable for short-term investment because of the
 - A BANK DEPOSIT OR      substantial nature of the surrender charge. If you
   OBLIGATION;            think about surrendering the Policy, consider the
 - FEDERALLY INSURED;     lower deferred sales charges that apply during the
 - ENDORSED BY ANY        first two years from the date of issue or an increase
   BANK OR                in face amount.
   GOVERNMENTAL           This Prospectus can also be obtained from the
   AGENCY.                Securities and Exchange Commission's website
                          (http://www.sec.gov).
                          IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING
                          INSURANCE WITH THE POLICY.

                          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                        CORRESPONDENCE MAY BE MAILED TO                      DATED MAY 1, 1999
                        ALLMERICA SELECT                                     440 LINCOLN STREET
                        P.O. BOX 8179                                        WORCESTER, MASSACHUSETTS 01653
                        BOSTON, MA 02266-8179                                (508) 855-1000

                               TABLE OF CONTENTS


SPECIAL TERMS.........................................................................          4
SUMMARY...............................................................................          7
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE UNDERLYING FUNDS............         16
INVESTMENT OBJECTIVES AND POLICIES....................................................         17
INVESTMENT ADVISORY SERVICES..........................................................         19
THE POLICY............................................................................         21
  Applying for a Policy...............................................................         21
  Free-Look Period....................................................................         22
  Conversion Privilege................................................................         23
  Payments............................................................................         23
  Allocation of Net Payments..........................................................         23
  Transfer Privilege..................................................................         24
  Death Benefit.......................................................................         25
  Guaranteed Death Benefit Rider......................................................         25
  Level Option and Adjustable Option..................................................         26
  Change to Level Option or Adjustable Option.........................................         28
  Change in Face Amount...............................................................         29
  Policy Value........................................................................         30
  Payment Options.....................................................................         31
  Optional Insurance Benefits.........................................................         31
  Surrender...........................................................................         31
  Partial Withdrawal..................................................................         32
  Paid-up Insurance Option............................................................         32
CHARGES AND DEDUCTIONS................................................................         33
  Payment Expense Charge..............................................................         33
  Monthly Insurance Protection Charges................................................         33
  Charges Against or Reflected in the Assets of the Variable Account..................         36
  Surrender Charge....................................................................         36
  Partial Withdrawal Costs............................................................         37
  Transfer Charges....................................................................         38
  Charge for Change in Face Amount....................................................         38
  Other Administrative Charges........................................................         38
POLICY LOANS..........................................................................         39
  Preferred Loan Option...............................................................         39
  Loan Interest Charged...............................................................         39
  Repayment of Outstanding Loan.......................................................         40
  Effect of Policy Loans..............................................................         40
  Policies Issued in Connection with TSA Plans........................................         40
POLICY TERMINATION AND REINSTATEMENT..................................................         41
  Termination.........................................................................         41
  Reinstatement.......................................................................         41

OTHER POLICY PROVISIONS...............................................................         42
  Policy Owner........................................................................         42
  Beneficiary.........................................................................         42
  Assignment..........................................................................         43
  Limit on Right to Challenge Policy..................................................         43
  Suicide.............................................................................         43
  Misstatement of Age or Sex..........................................................         43
  Delay of Payments...................................................................         43
FEDERAL TAX CONSIDERATIONS............................................................         44
  The Company and the Variable Account................................................         44
  Taxation of the Policies............................................................         44
  Policy Loans........................................................................         44
  Policies Issued in Connection with TSA Plans........................................         45
  Modified Endowment Policies.........................................................         46
VOTING RIGHTS.........................................................................         46
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.......................................         47
DISTRIBUTION..........................................................................         48
SERVICES..............................................................................         49
REPORTS...............................................................................         49
LEGAL PROCEEDINGS.....................................................................         49
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         49
FURTHER INFORMATION...................................................................         50
MORE INFORMATION ABOUT THE FIXED ACCOUNT..............................................         50
  General Description.................................................................         50
  Fixed Account Interest..............................................................         51
  Transfers, Surrenders, Partial Withdrawals and Policy Loans.........................         51
INDEPENDENT ACCOUNTANTS...............................................................         51
YEAR 2000 DISCLOSURE..................................................................         51
FINANCIAL STATEMENTS..................................................................         52
APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE.....................................        A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS.............................................        B-1
APPENDIX C -- PAYMENT OPTIONS.........................................................        C-1
APPENDIX D -- ILLUSTRATIONS...........................................................        D-1
APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES................................        E-1
APPENDIX F -- PERFORMANCE INFORMATION.................................................        F-1
FINANCIAL STATEMENTS..................................................................        F-1

                                 SPECIAL TERMS

AGE: how old the Insured is on the birthday closest to a Policy anniversary.

BENEFICIARY: the person or persons you name to receive the net death benefit when the Insured dies.


COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.


DATE OF ISSUE: the date the Policy was issued, used to measure the monthly processing date, Policy months, Policy years and Policy anniversaries.

DEATH BENEFIT: the amount payable when the Insured dies prior to the final payment date, before deductions for any outstanding loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly insurance protection charges.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's underwriting class.

FACE AMOUNT: the amount of insurance coverage applied for. The initial face amount is shown in your Policy.

FINAL PAYMENT DATE: the Policy anniversary nearest the Insured's 95th birthday. After this date, no payments may be made. The net death benefit is the policy value less any outstanding loan, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the death benefit is the greater of:

    - the Face Amount as of the Final Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

FIXED ACCOUNT: a guaranteed account of the general account that guarantees principal and a fixed interest rate.

FUNDS (UNDERLYING FUNDS): the following investment portfolios of Allmerica Investment Trust ("Trust"): Select Emerging Markets Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund, Select Strategic Growth Fund, Select Growth and Income Fund, Select Income Fund and Money Market Fund; the following investment portfolios of Variable Insurance Products Fund ("Fidelity VIP"): Fidelity VIP Growth Portfolio, Fidelity VIP Equity-Income Portfolio and Fidelity VIP High Income Portfolio; and the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price").

GENERAL ACCOUNT: all our assets other than those held in a separate investment account.

GUIDELINE ANNUAL PREMIUM: used to compute the maximum surrender charge and illustrate accumulations in Appendix D. The guideline annual premium is the annual amount that would be payable through the final payment date for the specified Level Option death benefit. We assume that:

    - The timing and amount of payments are fixed and paid at the start of the Policy year

    - Monthly insurance protection charges are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex policies)

    - Net investment earnings are at an annual effective rate of 5.0%

    - Fees and charges apply as set forth in the Policy and any Policy Riders

GUIDELINE MINIMUM SUM INSURED: the minimum death benefit required to qualify the Policy as "life insurance" under federal tax laws. The guideline minimum sum insured is the PRODUCT of:

    - The policy value TIMES

    - A percentage based on the Insured's age

INSURANCE PROTECTION AMOUNT: the death benefit less the policy value.

ISSUANCE AND ACCEPTANCE: the date we mail the Policy if the application or enrollment form is approved with no changes requiring your consent; otherwise, the date we receive your written consent to any changes.

LOAN VALUE: the maximum amount you may borrow under the Policy.

MINIMUM MONTHLY PAYMENT: a monthly amount shown in your Policy. If you pay this amount, we guarantee that your Policy will not lapse before the 49th monthly processing date from the Date of Issue or increase in Face Amount, within limits.

MONTHLY PROCESSING DATE: the date, shown in your Policy, when monthly insurance protection charges are deducted.

NET DEATH BENEFIT: Before the Final Payment Date, the net death benefit is:

    - The death benefit under either the Level Option or Adjustable Option MINUS

    - Any outstanding loan on the Insured's death and partial withdrawals, partial withdrawal costs, and due and unpaid monthly insurance protection charges

After the final payment date, the net death benefit generally is:

    - The policy value MINUS

    - Any outstanding loan

If the Guaranteed Death Benefit Rider is in effect, after the Final Payment Date, the death benefit is the greater of:

    - the Face Amount as of the Final Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

NET PAYMENT: your payment less a payment expense charge.

OUTSTANDING LOAN: all unpaid Policy loans plus loan interest due or accrued.

PAID-UP INSURANCE: life insurance coverage for the life of the Insured, with no further premiums due.

POLICY CHANGE: any change in the Face Amount, the addition or deletion of a Rider, or a change in death benefit option (Level Option or Adjustable Option).

POLICY OWNER: the person who may exercise all rights under the Policy, with the consent of any irrevocable beneficiary. "You" and "your" refer to the Policy owner in this Prospectus.

POLICY VALUE: the total value of your Policy. It is the SUM of the:

    - Value of the units of the sub-accounts credited to your Policy PLUS

    - Accumulation in the fixed account credited to the Policy

PREMIUM: a payment you must make to us to keep the Policy in force.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts in the same proportion that, on the date of allocation, the Policy Value in the Fixed Account and the Policy value in each sub-account bear to the total Policy Value.

SUB-ACCOUNT: a subdivision of the variable account investing exclusively in the shares of a fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the policy value less any outstanding loan and surrender charges.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application or enrollment form and other evidence of insurability we consider. The Insured's underwriting class will affect the monthly insurance protection charge and the payment required to keep the Policy in force.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any funds and unit values of any sub-accounts are computed. Valuation dates currently occur on:

    - Each day the New York Stock Exchange is open for trading

    - Other days (other than a day during which no payment, partial withdrawal or surrender of a Policy was received) when there is a sufficient degree of trading in a fund's portfolio securities so that the current net asset value of the sub-accounts may be materially affected

VALUATION PERIOD: the interval between two consecutive valuation dates.

VARIABLE ACCOUNT: Allmerica Select Separate Account II, one of our separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                                    SUMMARY

WHAT IS THE POLICY'S OBJECTIVE?

The objective of the Policy is to give permanent life insurance protection and help you build assets tax-deferred. Features available through the Policy include:

    - A net death benefit that can protect your family

    - Payment options that can guarantee an income for life

    - A personalized investment portfolio

    - Experienced professional investment advisers

    - Tax deferral on earnings

While the Policy is in force, it will provide:

    - Life insurance coverage on the Insured

    - Policy value

    - Surrender rights and partial withdrawal rights

    - Loan privileges

    - Optional insurance benefits available by Rider

The Policy combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the policy value and the Adjustable Option death benefit will increase or decrease depending on investment results. Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments. Also, making planned payments will not guarantee that the Policy will remain in force.

WHO ARE THE KEY PERSONS UNDER THE POLICY?

The Policy is a contract between you and us. Each Policy has a Policy Owner
(you), an Insured (you or another individual you select) and a beneficiary. As Policy Owner, you make payments, choose investment allocations and select the Insured and beneficiary. The Insured is the person covered under the Policy. The beneficiary is the person who receives the net death benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the net death benefit to the beneficiary when the Insured dies while the Policy is in effect. You may choose between two death benefit options. Under the Level Option, the death benefit is the face amount (the insurance applied for) or the guideline minimum sum insured (the minimum death benefit federal tax law requires), whichever is greater. Under the Adjustable Option, the death benefit is either the sum of the face amount and policy value or the guideline minimum sum insured, whichever is greater. The net death benefit is the death benefit less any outstanding loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly insurance protection charges. However, after the final payment date, the net death benefit is the policy value less any outstanding loan. The beneficiary may receive the net death benefit in a lump sum or under a payment option we offer.

An optional Guaranteed Death Benefit Rider is available ONLY AT ISSUE OF THE POLICY. (The Guaranteed Death Benefit Rider may not be available in all states). If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account; and

    - provides a guaranteed net death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the Rider. IF THIS RIDER IS TERMINATED, IT CANNOT BE REINSTATED. FOR MORE INFORMATION, SEE "Guaranteed Death Benefit Rider."

CAN I EXAMINE THE POLICY?

Yes. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the LATEST of:

    - 45 days after the application or enrollment form for the Policy is signed

    - 10 days after you receive the Policy (20 days when state law so requires for the replacement of insurance and 30 days for California citizens age 60 and older)

    - 10 days after we mail to you a notice of withdrawal right


If your Policy provides for a full refund under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared the bank.



Where required by state law, your refund will be the GREATER of:


    - Your entire payment OR

    - The policy value PLUS deductions under the Policy or by the funds for taxes, charges or fees

If your Policy does not provide for a full refund, you will receive:

    - Amounts allocated to the fixed account PLUS

    - The policy value in the variable account PLUS

    - All fees, charges and taxes which have been imposed

After an increase in face amount, a right to cancel the increase also applies.

WHAT ARE MY INVESTMENT CHOICES?

You have a choice of fourteen funds:

    Select Emerging Markets Fund
    Managed by Schroder Capital Management International Inc.

    Select International Equity Fund
    Managed by Bank of Ireland Asset Management (U.S.) Limited

    T. Rowe Price International Stock Portfolio
    Managed by Rowe Price-Fleming International, Inc.

    Select Aggressive Growth Fund
    Managed by Nicholas-Applegate Capital Management, L.P.

    Select Capital Appreciation Fund
    Managed by T. Rowe Price Associates, Inc.

    Select Value Opportunity Fund
    Managed by Cramer Rosenthal McGlynn, LLC

    Select Growth Fund
    Managed by Putnam Investment Management, Inc.

    Select Strategic Growth Fund
    Managed by Cambiar Investors, Inc.

    Fidelity VIP Growth Portfolio
    Managed by Fidelity Management & Research Company

    Select Growth and Income Fund
    Managed by J. P. Morgan Investment Management Inc.

    Fidelity VIP Equity-Income Portfolio
    Managed by Fidelity Management & Research Company

    Fidelity VIP High Income Portfolio
    Managed by Fidelity Management & Research Company

    Select Income Fund
    Managed by Standish, Ayer & Wood, Inc.

    Money Market Fund
    Managed by Allmerica Asset Management, Inc.

This range of investment choices allows you to allocate your money among the funds to meet your investment needs. If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, we will allocate all sub-account investments to the Money Market Fund for:

    - 14 days from issuance and acceptance, except as described below

    - 24 days from issuance and acceptance for replacements in states with a 20-day right to examine

    - 34 days from issuance and acceptance for California citizens age 60 and older, who have a 30-day right to examine.

After this, we will allocate all amounts as you have chosen.

The Policy also offers a fixed account. The fixed account is a guaranteed account offering a minimum interest rate. It is part of the general account of the Company.

WHO ARE THE INVESTMENT ADVISERS AND HOW ARE THEY SELECTED?

BARRA RogersCasey, Inc. ("BARRA RogersCasey"), a pension consulting firm, assists the Company in the selection of the Policy's Funds. In addition, BARRA RogersCasey assists the Trust in the selection of investment advisers for the Funds of the Trust. BARRA RogersCasey provides consulting services to pension plans representing hundreds of billions of dollars in total assets and, in its consulting capacity, monitors the investment performance of over 1000 investment advisers. BARRA RogersCasey is wholly-controlled by BARRA, Inc. As a consultant, BARRA RogersCasey has no decision-making authority with respect to the Funds, and is not responsible for any advice provided by Allmerica Financial Investment Management Services, Inc. ("AFIMS") or the investment advisers.

AFIMS, an affiliate of the Company, is the investment manager of the Trust. AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and the Trustees in consultation with BARRA RogersCasey. Each investment adviser is selected by using strict objective, quantitative, and qualitative criteria, with special emphasis on the investment adviser's record in managing similar portfolios. In consultation with BARRA RogersCasey, a committee monitors and evaluates the ongoing performance of all of the Funds. The committee may recommend the replacement of an investment adviser of one of the Funds of the Trust, or the addition or deletion of Funds. The committee includes members who may be affiliated or unaffiliated with the Company and the Trust. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

Fidelity Management & Research Company ("FMR") is the investment adviser of Fidelity VIP. FMR is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston MA. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.

Rowe Price-Fleming International, Inc. ("Price-Fleming") is the investment adviser of T. Rowe Price. Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of the largest no-load international mutual fund asset managers with approximately $32 billion (as of December 31, 1998) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires.

For a listing of the Funds and their managers, see "What Are My Investment Choices?", above.

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. You may transfer among the funds and the fixed account, subject to our consent and then current rules. You will incur no current taxes on transfers while your money is in the Policy.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, within limits.

WHAT IF I NEED MY MONEY?

You may borrow up to the loan value of your Policy. You may also make partial withdrawals and surrender the Policy for its surrender value. There are two types of loans which may be available to you:

    - A preferred loan option is available to you upon written request after the first Policy year. It is available during Policy years 2-10 only if your policy value, minus the surrender charge, is $50,000 or more. The option applies to up to 10% of this amount. After the 10th Policy year, the preferred loan option is available on all loans or on all or a part of the loan value as you request. The guaranteed annual interest rate credited to the policy value securing a preferred loan will be 8%.

    - A non-preferred loan option is always available to you. The guaranteed annual interest rate credited to the policy value securing a non-preferred loan will be at least 6.0%. The current interest rate credited to non-preferred loans is 7.2%.

We will allocate Policy loans among the sub-accounts and the fixed account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer the policy value in each sub-account equal to the Policy loan to the fixed account.

A request for a preferred loan or partial withdrawal after the Final Payment Date or the foreclosure of an outstanding loan will terminate a Guaranteed Death Benefit Rider. See "Guaranteed Death Benefit Rider."

You may surrender your Policy and receive its surrender value. After the first Policy year, you may make partial withdrawals of $500 or more from policy value, subject to partial withdrawal costs. Under the Level Option, the face amount is reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the face amount below $40,000. A surrender or partial withdrawal may have tax consequences. See "Taxation of the Policies."

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

    - Cancel your Policy under its right-to-examine provision

    - Transfer your ownership to someone else

    - Change the beneficiary

    - Change the allocation of payments, with no tax consequences under current law

    - Make transfers of policy value among the funds

    - Adjust the death benefit by increasing or decreasing the face amount

    - Change your choice of death benefit options between the Level Option and Adjustable Option

    - Add or remove optional insurance benefits provided by Rider


CAN I CONVERT MY POLICY INTO A FIXED POLICY?


Yes. You can convert your Policy without charge during the first 24 months after the date of issue or after an increase in face amount. On conversion, we will transfer the policy value in the variable account to the fixed account. We will allocate all future payments to the fixed account, unless you instruct us otherwise.

WHAT CHARGES WILL I INCUR UNDER MY POLICY?

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

    - From each payment, we will deduct a payment expense charge, currently 4.0%. The payment expense charge has three parts:

       PREMIUM TAX DEDUCTION--A current premium tax deduction of 2.5% of payments represents our average expenses for state and local premium taxes.

       DEFERRED ACQUISITION COSTS ("DAC TAX") DEDUCTION--A current DAC tax deduction of 1.0% of payments helps reimburse us for federal taxes imposed on our deferred acquisition costs of the Policies.

       FRONT-END SALES LOAD--From each payment, we will deduct a front-end sales load of 0.5% of the payment. This charge partially compensates us for Policy sales expenses.

    - We deduct the following monthly charge from policy value:

       MONTHLY INSURANCE PROTECTION CHARGE--This charge is the cost of insurance, including optional insurance benefits provided by Rider.

    - The following expenses are charged against or reflected in the variable account:

       ADMINISTRATIVE CHARGE--We deduct this charge during the first ten Policy years only. It is a daily charge at an annual rate of 0.15% of the average daily net asset value of each sub-account. This charge helps compensate us for our expenses in administering the variable account and is eliminated after the tenth Policy year.

       MORTALITY AND EXPENSE RISK CHARGE--We impose a daily charge at a current annual rate of 0.65% of the average daily net asset value of each sub-account. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. Our Board of Directors may increase this charge, subject to state and federal law, to an annual rate no greater than 0.80%.

       FUND EXPENSES--The funds incur investment advisory fees and other expenses, which are reflected in the variable account. The levels of fees and expenses vary among the funds.

    - Charges designed to reimburse us for Policy administrative costs apply under the following circumstances:

       CHARGE FOR CHANGE IN FACE AMOUNT--For each increase or decrease in face amount, we deduct a charge of $50 from policy value. This charge is for the underwriting and administrative costs of the change.

       CHARGE FOR OPTIONAL GUARANTEED DEATH BENEFIT RIDER--A one time administrative charge of $25 will be deducted from Policy Value when the Rider is elected.

       TRANSFER CHARGE--Currently, the first 12 transfers of policy value in a Policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same Policy year. This charge is for the costs of processing the transfer.

       OTHER ADMINISTRATIVE CHARGES--We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for

       - Changing net payment allocation instructions

       - Changing the allocation of monthly insurance protection charges among the various sub-accounts

       - Providing a projection of values

       - The charges below apply only if you surrender your Policy or make partial withdrawals:

       SURRENDER CHARGE--This charge applies only on a full surrender or decrease in face amount within ten years of the date of issue or of an increase in face amount. The maximum surrender charge has two parts:

       - A deferred administrative charge of $8.50 per thousand dollars of the initial face amount or increase

       - A deferred sales charge of 28.5% of payments received or associated with the increase up to the guideline annual premium for the increase


       The maximum surrender charge is level for the first 24 Policy months, then reduces by 1/96th per month, reaching zero after 10 Policy years. During the first two years following the date of issue or increase, the actual surrender charge may be less than the maximum surrender charge calculated above. For more information, see APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.


       PARTIAL WITHDRAWAL COSTS--We deduct from the policy value the following for partial withdrawals:

       - A transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs

       - A partial withdrawal charge of 5.0% of a withdrawal exceeding the "Free 10% Withdrawal," described below

       The partial withdrawal charge does not apply to:

       - That part of a withdrawal equal to 10% of the policy value in a policy year less prior free withdrawals made in the same policy year ("free 10% withdrawal")


       - Withdrawals when no surrender charge applies



       We reduce the policy's outstanding surrender charge, if any, by partial withdrawal charges that we previously deducted. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.


WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?

The following table shows the expenses of the Funds for 1998. For more information concerning fees and expenses, see the prospectuses of the Funds.

CHARGES OF THE UNDERLYING FUNDS -- In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1998. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.

                                                                 MANAGEMENT FEE       OTHER EXPENSES    TOTAL FUND EXPENSES
                                                                     (AFTER               (AFTER          (AFTER WAIVERS/
UNDERLYING FUND                                                VOLUNTARY WAIVERS)    REIMBURSEMENTS)      REIMBURSEMENTS)
-------------------------------------------------------------  -------------------  ------------------  -------------------
Select Emerging Markets Fund (@).............................         1.00%*                1.19%            2.19%(1)(2)*
Select International Equity Fund.............................         0.90%                 0.12%            1.02%(1)(2)
T. Rowe Price International Stock Portfolio..................         1.05%                 0.00%            1.05%
Select Aggressive Growth Fund................................         0.88%                 0.07%            0.95%(1)(2)
Select Capital Appreciation Fund.............................         0.94%                 0.10%            1.04%(1)(2)
Select Value Opportunity Fund................................         0.90%(1)*             0.08%            0.98%(1)(2)*
Select Growth Fund...........................................         0.81%**               0.05%            0.86%(1)(2)**
Select Strategic Growth Fund (@).............................         0.39%*                0.81%            1.20%(1)(2)*
Fidelity VIP Growth Portfolio................................         0.59%                 0.09%            0.68%(3)
Select Growth and Income Fund................................         0.68%                 0.05%            0.73%(1)(2)
Fidelity VIP Equity-Income Portfolio.........................         0.49%                 0.09%            0.58%(3)
Fidelity VIP High Income Portfolio...........................         0.58%                 0.12%            0.70%
Select Income Fund...........................................         0.54%                 0.10%            0.64%(1)
Money Market Fund............................................         0.26%                 0.06%            0.32%(1)



(@) Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations on February 20, 1998. Expenses shown are annualized.


* Amount has been adjusted to reflect a voluntary expense limitation currently in effect for Select Emerging Markets Fund, Select Value Opportunity Fund, and Select Strategic Growth Fund. Without these adjustments, the Management Fees and Total Fund Expenses would have been 1.35% and 2.54%, respectively for Select Emerging Markets Fund, 0.91% and 0.99%, respectively, for Select Value Opportunity Fund, and 0.85% and 1.66%, respectively for the Select Strategic Growth Fund.

** Effective June 1, 1998, the management fee for the Select Growth Fund was revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1998.


(1) Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.35% of average net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity Fund, 1.20% for Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Income Fund, and 0.60% for Money Market Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.



    Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser.


    Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.


    The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



(2) These funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total annual fund operating expense ratios would have been 2.19% for Select Emerging Market Fund, 0.92% for Select Aggressive Growth Fund, 1.02% for Select Capital Appreciation Fund, 0.94% for Select Value Opportunity Fund, 1.01% for

    Select International Equity Fund, 0.84% for Select Growth Fund, 1.14% for Select Strategic Growth Fund, and 0.70% for Select Growth and Income Fund.


(3) A portion of the brokerage commissions that certain funds paid were used to reduce Fund expenses. In addition, certain funds, or Fidelity Management & Research Company on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.57% for Fidelity VIP Equity-Income Portfolio, and 0.66% for Fidelity VIP Growth Portfolio.


    The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY POLICY?

The Policy will not lapse if you fail to make payments unless:

    - The Surrender Value is insufficient to cover the next monthly insurance protection charge and loan interest accrued or

    - The outstanding loan exceeds Policy Value less surrender charges

There is a 62-day grace period in either situation.

If you make payments at least equal to minimum monthly payments, we guarantee that your Policy will not lapse before the 49th monthly processing date from date of issue or increase in face amount, within limits. If the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account. For more information, see "Guaranteed Death Benefit Rider."

You may reinstate your Policy within three years after the grace period, within limits.

CAN I ELECT PAID-UP INSURANCE WITH NO FURTHER PREMIUMS DUE?

Yes. The Policy provides a paid-up insurance option. If this option is elected, we will provide paid-up insurance coverage, usually having a reduced face amount, for the life of the Insured with no more premiums being due under the Policy. If you elect this option, policy owner rights and benefits will be limited.

CAN THE POLICIES BE ISSUED IN CONNECTION WITH TSA PLANS?

The Policies may be issued in connection with Code Section 403(b) tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code. A Policy issued in connection with a TSA Plan will be endorsed to reflect the restrictions imposed on assignment, premium payments, withdrawals, and surrender under Code Section 403(b). The Policyowner may terminate the endorsement at any time. However, the termination of the endorsement may cause the Policy to fail to qualify under Code Section 403(b). See FEDERAL TAX CONSIDERATIONS -- "Policies Issued in Connection with TSA Plans." A Policy issued in connection with a TSA Plan may also have limitations on Policy loans. See POLICY LOANS -- "Policies Issued in Connection with TSA Plans."

HOW IS MY POLICY TAXED?

The Policy is given federal income tax treatment similar to a conventional fixed benefit life insurance policy. On a withdrawal of policy value, Policy owners currently are taxed only on the amount of the withdrawal that exceeds total payments. Withdrawals greater than payments made are treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to distributions of cash required under Section 7702 of the Internal Revenue Code ("Code") because of a reduction in benefits under the Policy.

The net death benefit under the Policy is excludable from the gross income of the beneficiary. However, in some circumstances federal estate tax may apply to the net death benefit or the policy value.

A Policy may be considered a "modified endowment contract." This may occur if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% penalty tax may be imposed on that part of a distribution that is includible in income.


This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named beneficiary. The Policy and its attached application or enrollment form are the entire agreement between you and the Company.


               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


The Company is a life insurance company organized under the laws of Delaware in 1974. As of December 31, 1998, the Company had over $14 billion in assets and over $26 billion of life insurance in force. We are an indirect, wholly owned subsidiary of First Allmerica Financial Life Insurance Company, formerly named State Mutual Life Assurance Company of America ("First Allmerica"), which in turn is a wholly-owned subsidiary of Allmerica Financial Corporation. First Allmerica was organized under the laws of Massachusetts in 1844 and is the fifth oldest life insurance company in America. Our principal office is 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 1-800-366-1492. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate.


The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT

The variable account is a separate investment account with fourteen sub-accounts. Each sub-account invests in a fund of the Trust, Fidelity VIP or
T. Rowe Price. The assets used to fund the variable part of the Policies are set aside in sub-accounts and are separate from our general assets. We administer and account for each sub-account as part of our general business. However, income, capital gains and capital losses are allocated to each sub-account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the variable account may not be charged with any liabilities arising out of any other business of ours.

Our Board of Directors authorized the variable account by vote on October 12, 1993. The variable account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.

Each sub-account has two sub-divisions. One sub-division applies to Policies during the first ten Policy years, which are subject to the administrative charge. After the tenth Policy year, we automatically allocate a Policy to the second sub-division to which the charge does not apply.

THE TRUST

The Trust is an open-end, diversified management investment company registered with the SEC under the 1940 Act. This registration does not involve SEC supervision of the investments or investment policy of the Trust or its separate investment portfolios.


First Allmerica established the Trust as a Massachusetts business trust on October 11, 1984. The Trust is a vehicle for the investment of assets of various separate accounts established by the Company, or other insurance companies. Shares of the Trust are not offered to the public but solely to the separate accounts. Ten different investment portfolios of the Trust are available under the Policies, each issuing a series of shares: the Select Emerging Markets Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund, Select Strategic Growth Fund, Select Growth and Income Fund, Select Income Fund and Money Market Fund. The assets of each fund are held separate from the assets of the other funds. Each fund operates as a separate investment vehicle. The income or losses of one fund have no effect on the investment performance of another fund. The sub-accounts reinvest dividends and/or capital gains distributions received from a fund in more shares of that fund as retained assets.


AFIMS serves as investment manager of the Trust. AFIMS has entered into agreements with other investment managers ("Sub-Advisers"), who manage the investments of the funds. See "Investment Advisory Services to the Trust."

FIDELITY VIP

Fidelity VIP, managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the
Policies: Fidelity VIP Growth Portfolio, Fidelity VIP Equity-Income Portfolio and Fidelity VIP High Income Portfolio.

T. ROWE PRICE

T. Rowe Price, managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policies: the T. Rowe Price International Stock Portfolio. T. Rowe Price Associates, Inc., an affiliate of Price-Fleming, serves as sub-adviser to the Select Capital Appreciation Fund of the Trust.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of the funds is set forth below. BEFORE INVESTING, READ CAREFULLY THE PROSPECTUSES OF THE TRUST, FIDELITY VIP AND T. ROWE PRICE THAT ACCOMPANY THIS PROSPECTUS. THE PROSPECTUSES OF THE TRUST, FIDELITY VIP AND T. ROWE PRICE CONTAIN MORE DETAILED INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES, RESTRICTIONS, RISKS AND EXPENSES. Statements of Additional Information for the funds are available on request. The investment objectives of the funds may not be achieved. Policy value may be less than the aggregate payments made under the Policy.

SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets. The Sub-Adviser for the Select Emerging Markets Fund is Schroder Capital Management International Inc.

SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The Sub-Adviser for the Select International Equity Fund is Bank of Ireland Asset Management (U.S.) Limited.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The Manager of the Portfolio is Rowe Price-Fleming International, Inc.

SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies that are believed to have significant potential for capital appreciation. The Sub-Adviser for the Select Aggressive Growth Fund is Nicholas-Applegate Capital Management, L.P.

SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is
T. Rowe Price Associates, Inc.

SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The Sub-Adviser for the Select Value Opportunity Fund is Cramer Rosenthal McGlynn, LLC.

SELECT GROWTH FUND -- seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected for their long-term growth potential. The Sub-Adviser for the Select Growth Fund is Putnam Investment Management, Inc.

SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital by investing primarily in common stocks of established companies. The Sub-Adviser for the Select Strategic Growth Fund is Cambiar Investors, Inc.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The Sub-Adviser for the Select Growth and Income Fund is J. P. Morgan Investment Management Inc.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising S&P 500.


FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower-rated securities, see the Fidelity VIP prospectus.


SELECT INCOME FUND -- seeks a high level of current income. The fund will invest primarily in investment grade, fixed-income securities. The Sub-Adviser for the Select Income Fund is Standish, Ayer & Wood, Inc.

MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. Allmerica Asset Management, Inc. is the Sub-Adviser of the Money Market Fund.

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have policy value allocated to that fund, you may without charge reallocate the policy value to another fund or to the fixed account. We must receive your written request within 60 days of the LATEST of the:

    - Effective date of the change in the investment policy OR


    - Receipt of the notice of your right to transfer.


                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST

The Trustees have responsibility for the supervision of the affairs of the Trust. The Trustees have entered into a management agreement with AFIMS , an indirectly wholly owned subsidiary of First Allmerica. AFIMS, subject to Trustee review, is responsible for the daily affairs of the Trust and the general management of the funds. AFIMS performs administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS.

The Trust bears all expenses incurred in its operation, other than the expenses AFIMS assumes under the management agreement. Trust expenses include:

    - Costs to register and qualify the Trust's shares under the Securities Act of 1933 ("1933 Act")

    - Other fees payable to the SEC

    - Independent public accountant, legal and custodian fees

    - Association membership dues, taxes, interest, insurance payments and brokerage commissions

    - Fees and expenses of the Trustees who are not affiliated with AFIMS

    - Expenses for proxies, prospectuses, reports to shareholders and other expenses


Under the management agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. ("BARRA RogersCasey"), a pension consulting firm. The cost of such consultation services is borne by AFIMS. As a consultant, BARRA RogersCasey has no decision-making authority with respect to the Funds, and is not responsible for any advice provided by AFIMS or the Sub-Advisers. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.


For providing its services under the management agreement, AFIMS receives a fee, computed daily at an annual rate based on the average daily net asset value of each fund as follows:

Select Emerging Markets Fund       *                    1.35 %

Select International Equity Fund   First $100 million   1.00 %
                                   Next $150 million    0.90 %
                                   Over $250 million    0.85 %

Select Aggressive Growth Fund      First $100 million   1.00 %
                                   Next $150 million    0.90 %
                                   Over $250 million    0.85 %

Select Capital Appreciation Fund   First $100 million   1.00 %
                                   Next $150 million    0.90 %
                                   Over $250 million    0.85 %

Select Value Opportunity Fund      First $100 million   1.00 %
                                   Next $150 million    0.85 %
                                   Next $250 million    0.80 %
                                   Next $250 million    0.75 %
                                   Over $750 million    0.70 %

Select Growth Fund                 First $250 million   0.85 %
                                   Next $250 million    0.80 %
                                   Next $250 million    0.75 %
                                   Over $750 million    0.70 %

Select Strategic Growth Fund       *                    0.85 %

Select Growth and Income Fund      First $100 million   0.75 %
                                   Next $150 million    0.70 %
                                   Over $250 million    0.65 %

Select Income Fund                 First $50 million    0.60 %
                                   Next $50 million     0.55 %
                                   Over $100 million    0.45 %

Money Market Fund                  First $50 million    0.35 %
                                   Next $200 million    0.25 %
                                   Over $250 million    0.20 %



* For the Select Emerging Markets Fund and the Select Strategic Growth Fund, the investment management fee does not vary according to the level of assets in the Fund.



Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreements, the Sub-Advisers are authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. AFIMS is solely responsible for the payment of all fees for investment management services to the Sub-Advisers. Sub-Adviser fees, described in the Trust's prospectus, in no way increase the costs that the funds, variable account and Policy owners bear.


INVESTMENT ADVISORY SERVICES TO FIDELITY VIP


For managing investments and business affairs, each Portfolio pays a monthly management fee to FMR. The prospectus of VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.



The fee for each fund is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets, and dividing by twelve.

The Fidelity VIP High Income Portfolio's annual fee rate is made up of the sum of two components:



1. A group fee rate based on the average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.37%, and drops as total assets under management increase.



2. An individual fund fee rate of 0.45% for the Fidelity VIP High Income Portfolio.



The Fidelity VIP Growth and the Fidelity VIP Equity-Income Portfolios' annual fee rates are each made up of two components:



1. A group fee rate based on the average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets under management increase.



2. An individual fund fee rate 0.30% for the Fidelity VIP Growth Portfolio and 0.20% for the Fidelity VIP Equity-Income Portfolio.


Thus, the Fidelity VIP High Income Portfolio may have a fee as high as 0.82%. The Fidelity VIP Growth Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets.

INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE

To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

                                   THE POLICY

APPLYING FOR A POLICY

We offer Policies to applicants 85 years old and under. After receiving a completed application or enrollment form from a prospective Policy owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Policy only after underwriting has been completed. We may reject an application or enrollment form that does not meet our underwriting guidelines.

If a prospective Policy owner makes an initial payment of at least one minimum monthly payment, we will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on age and underwriting class. This coverage will continue for a maximum of 90 days from the date of the application or enrollment form or, if required, the completed medical exam. If death is by suicide, we will return only the premium paid.

If no fixed conditional insurance was in effect, on Policy delivery we will require a sufficient payment to place the insurance in force.

If you made payments before the date of issuance and acceptance, we will allocate the payments to the Money Market Fund within two business days of receipt of the payments at our principal office. If the Policy is not issued and accepted, we will return to you the GREATER of:

    - Your payments OR

    - The value of the amount allocated to the Money Market Fund, which will be net of mortality and expense risk charges, administrative charges and fund expenses.


If your application or enrollment form is approved and the Policy is issued and accepted, we will allocate your policy value on issuance and acceptance according to your instructions. However, if your Policy provides for a full refund of payments under its "Right to Examine Policy" provision as required in your state (see THE

POLICY -- "Free-Look Period"), we will initially allocate your sub-account investments to the Money Market Fund. This allocation to the Money Market Fund will be for:



    - 14 days from issuance and acceptance, except as described below



    - 24 days from issuance and acceptance for replacements in states with an extended right to examine



    - 34 days from issuance and acceptance for California citizens age 60 and older, who have an extended right to examine.



After this, we will allocate all amounts according to your investment choices.


FREE-LOOK PERIOD

The Policy provides for a free look period. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the LATEST of:

    - 45 days after the application or enrollment form for the Policy is signed

    - 10 days after you receive the Policy (20 days when the law so requires for the replacement of insurance and 30 days for California citizens age 60 and older) OR

    - 10 days after we mail to you a notice of withdrawal right.


If your Policy provides for a full refund under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared your bank. Where required by state law, your refund will be the GREATER of


    - Your entire payment OR

    - The policy value PLUS deductions under the Policy or by the funds for taxes, charges or fees

If your Policy does not provide for a full refund, you will receive

    - Amounts allocated to the fixed account PLUS

    - The policy value in the variable account PLUS


    - All fees, charges and taxes which have been imposed


After an increase in face amount, we will mail or deliver a notice of a free look for the increase. You will have the right to cancel the increase before the LATEST of:

    - 45 days after the application or enrollment form for the increase is signed

    - 10 days after you receive the new Policy specification pages issued for the increase or

    - 10 days after we mail or deliver a notice of withdrawal rights to you

On canceling the increase, you will receive a credit to your policy value of charges deducted for the increase. We will refund to you the amount to be credited if you request. We will waive any surrender charge computed for the increase.

CONVERSION PRIVILEGE


Within 24 months of the date of issue or an increase in face amount, you can convert your Policy into a Fixed Policy by transferring all policy value in the sub-accounts to the fixed account. The conversion will take effect at the end of the valuation period in which we receive, at our principal office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate all future payments to the fixed account, unless you instruct us otherwise.


PAYMENTS

Payments are payable to the Company. Payments may be made by mail to our principal office or through our authorized representative. All payments after the initial payment are credited to the variable account or fixed account on the date of receipt at the principal office.

You may establish a schedule of planned payments. If you do, we will bill you at regular intervals. Making planned payments will not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned payments. You may make unscheduled payments before the final payment date or skip planned payments. If the Guaranteed Death Benefit Rider is in effect, there are certain minimum payment requirements.

You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum payment allowed is $50.


The Policy does not limit payments as to frequency and number. However, no payment may be less than $100 without our consent. Payments must be sufficient to provide a positive surrender value at the end of each Policy month or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT. During the first 48 Policy months following the date of issue or an increase in face amount, a guarantee may apply to prevent the Policy from lapsing. The guarantee will apply during this period if you make payments that, when reduced by policy loans, partial withdrawals and partial withdrawal costs, equal or exceed the required minimum monthly payments. The required minimum monthly payments are based on the number of months the Policy, increase in face amount or policy change that causes a change in the minimum monthly payment has been in force. MAKING MONTHLY PAYMENTS EQUAL TO THE MINIMUM MONTHLY PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE, EXCEPT AS STATED IN THIS PARAGRAPH.


Total payments may not exceed the current maximum payment limits under federal tax law. These limits will change with a change in face amount, the addition or deletion of a Rider, or a change between the Level Option and Adjustable Option. Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. We will return any part of the payments greater than that amount. However, we will accept a payment needed to prevent Policy lapse during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PAYMENTS


The net payment equals the payment made less the payment expense charge. In the application or enrollment form for your Policy, you decide the initial allocation of the net payment among the fixed account and the sub-accounts. You may allocate payments to one or more of the sub-accounts, but may not have policy value in more than seven sub-accounts at once. The minimum amount that you may allocate to a sub-account is 1.00% of the net payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future net payments by written request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application or enrollment form. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses from unauthorized or fraudulent instructions. We may require that callers on behalf of a policy owner identify themselves by name and identify the policy owner by name, date of birth, and social security number or PIN number. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at the principal office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.


The policy value in the sub-accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the death benefit. Review your allocations of payments and policy value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

Subject to our then current rules, you may transfer amounts among the sub-accounts or between a sub-account and the fixed account. (You may not transfer that portion of the policy value held in the fixed account that secures a Policy loan.)

The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum amount that may be transferred

    - Minimum amount that may remain in a sub-account following a transfer from that sub-account

    - Minimum period between transfers involving the fixed account

    - Maximum amounts that may be transferred from the fixed account


Transfers to and from the fixed account are currently permitted only if:


    - There has been at least a ninety (90) day period since the last transfer from the fixed account; and

    - The amount transferred from the fixed account in each transfer does not exceed the lesser of $100,000 or 25% of the policy value.

These rules are subject to change by the Company.

We will make transfers at your written request or telephone request, as described in THE POLICY -- "Allocation of Net Payments." Transfers are effected at the value next computed after receipt of the transfer order.

You may apply for automatic transfers:

    - From the Money Market sub-account to one or more of the other sub-accounts on a monthly, quarterly or semiannual schedule

    - To reallocate policy value among the sub-accounts on a quarterly, semiannual or annual schedule.

Each automatic transfer must be at least $100. We will process automatic transfers on the 15th of each scheduled month. If the 15th is not a business day or is the monthly processing date, we will process the automatic transfer on the next business day.

Currently, the first 12 transfers in a Policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but we guarantee the charge will never exceed $25. We also reserve the right to limit the number of free transfers in a Policy year to six.

The first automatic transfer counts as one transfer toward the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is also free, but does not reduce the remaining number of transfers that are free in a Policy year. Any transfers made for a conversion privilege, Policy loan or material change in investment policy will not count toward the 12 free transfers.

DEATH BENEFIT

If the Policy is in force on the Insured's death, we will, with due proof of death, pay the net death benefit to the named beneficiary. We will normally pay the net death benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of net death benefits. See OTHER POLICY PROVISIONS -- "Delay of Payments." The beneficiary may receive the net death benefit in a lump sum or under a payment option. See APPENDIX C -- PAYMENT OPTIONS.

Before the final payment date, the net death benefit is:

    - The death benefit provided under the Level Option or Adjustable Option, whichever is elected and in effect on the date of death PLUS

    - Any other insurance on the Insured's life that is provided by Rider MINUS

    - Any outstanding loan and any partial withdrawals, partial withdrawal costs and due and unpaid monthly insurance protection charges through the Policy month in which the Insured dies

After the final payment date, if the Guaranteed Death Benefit Rider is not in effect, the net death benefit is:

    - The policy value MINUS

    - Any outstanding loan

In most states, we will compute the net death benefit on the date we receive due proof of the Insured's death.

GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN ALL STATES)

An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account and

    - provides a guaranteed net death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS

While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any Debt, partial withdrawals and withdrawal charges, must be greater than the minimum monthly payment multiplied by the number of months which have elapsed since the relevant Date of Issue; and

2.  On each Policy anniversary, (a) must exceed (b), where, since the Date of
    Issue:

    (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Debt which is classified as a preferred loan; and

    (b) is the sum of the minimum Guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

GUARANTEED DEATH BENEFIT

If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, a guaranteed Death Benefit will be provided as long as the Rider is in force. The Death Benefit will be the greater of:

    - the Face Amount as of the Final Premium Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER

The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

    - foreclosure of an outstanding loan; or

    - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above); or

    - any Policy change that results in a negative guideline level premium; or

    - the effective date of a change from the Adjustable Death Benefit Option to the Level Death Benefit Option, if such changes occur within 5 policy years of the Final Payment Date; or

    - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates.

LEVEL OPTION AND ADJUSTABLE OPTION

The Policy provides two death benefit options: the Level Option and Adjustable Option. You choose the desired option in the application or enrollment form. You may change the option once per Policy year by written request. There is no charge for a change in option.

Under the Level Option, the death benefit is the GREATER of the:

    - Face amount OR

    - Guideline minimum sum insured

Under the Adjustable Option, the death benefit is the GREATER of the:

    - Face amount plus policy value OR

    - Guideline minimum sum insured

Under both the Level Option and Adjustable Option, the death benefit provides insurance protection. Under the Level Option, the death benefit is level unless the guideline minimum sum insured exceeds the face amount; then, the death benefit varies as the policy value changes. Under the Adjustable Option, the death benefit always varies as the policy value changes.

At any face amount, the death benefit will be greater under the Adjustable Option than under the Level Option because the policy value is added to the face amount and included in the death benefit. However, the monthly insurance protection charge will be greater. Therefore, policy value will accumulate at a slower rate than under the Level Option.

If you desire to have payments and investment performance reflected in the death benefit, you should choose the Adjustable Option. If you desire to have payments and investment performance reflected to the maximum extent in the policy value, you should select the Level Option.

GUIDELINE MINIMUM SUM INSURED -- The guideline minimum sum insured is a percentage of the policy value as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE. The guideline minimum sum insured is computed based on federal tax regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the beneficiary.

ILLUSTRATION OF THE LEVEL OPTION -- In this illustration, assume that the Insured is under the age of 40, and that there is no outstanding loan.

Under the Level Option, a Policy with a $100,000 face amount will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 250% of policy value, if the policy value exceeds $40,000 the death benefit will exceed the $100,000 face amount. In this example, each dollar of policy value above $40,000 will increase the death benefit by $2.50. For example, a Policy with a policy value of $50,000 will have a guideline minimum sum insured of $125,000 ($50,000 X 2.50); policy value of $60,000 will produce a guideline minimum sum insured of $150,000 ($60,000 X 2.50); and policy value of $75,000 will produce a guideline minimum sum insured of $187,500 ($75,000 X 2.50).

Similarly, if policy value exceeds $40,000, each dollar taken out of policy value will reduce the death benefit by $2.50. If, for example, the policy value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $150,000 to $125,000. If, however, the product of the policy value times the applicable percentage from the table in APPENDIX A is less than the face amount, the death benefit will equal the face amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The death benefit would not exceed the $100,000 face amount unless the policy value exceeded $54,054 (rather than $40,000), and each dollar then added to or taken from policy value would change the death benefit by $1.85.

ILLUSTRATION OF THE ADJUSTABLE OPTION -- In this illustration, assume that the Insured is under the age of 40 and that there is no outstanding loan.

Under the Adjustable Option, a Policy with a face amount of $100,000 will produce a death benefit of $100,000 plus policy value. For example, a Policy with policy value of $10,000 will produce a death benefit of $110,000 ($100,000 + $10,000); policy value of $25,000 will produce a death benefit of $125,000 ($100,000 +$25,000); policy value of $50,000 will produce a death benefit of $150,000 ($100,000 + $50,000). However, the death benefit must be at least 250% of the policy value. Therefore, if the policy value is greater than $66,667, 250% of that amount will be the death benefit, which will be greater than the face amount plus policy value. In this example, each dollar of policy value above $66,667 will increase the death benefit by $2.50. For example, if the policy value is $70,000, the guideline minimum sum insured will be $175,000 ($70,000 X 2.50); policy value of $80,000 will produce a guideline minimum sum insured of $200,000 ($80,000 X 2.50); and policy value of $90,000 will produce a guideline minimum sum insured of $225,000 ($90,000 X 2.50).

Similarly, if policy value exceeds $66,667, each dollar taken out of policy value will reduce the death benefit by $2.50. If, for example, the policy value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $200,000 to $175,000. If, however, the product of the policy value times the applicable percentage is less than the face amount plus policy value, then the death benefit will be the current face amount plus policy value.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were 50, the death benefit must be at least
1.85 times the policy value. The death benefit would be the sum of the policy value plus $100,000 unless the policy value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the death benefit by $1.85.

CHANGE TO LEVEL OR ADJUSTABLE OPTION

You may change the death benefit option once each Policy year by written request. Changing options will not require evidence of insurability. The change takes effect on the monthly processing date on or following the date of receipt of the written request. We will impose no charge for changes in death benefit options.

If you change the Level Option to the Adjustable Option, we will decrease the face amount to equal:

    - The death benefit MINUS

    - The policy value on the date of the change

The change may not be made if the face amount would fall below $40,000. After the change from the Level Option to the Adjustable Option, future monthly insurance protection charges may be higher or lower than if no change in option had been made. However, the insurance protection amount will always equal the face amount unless the guideline minimum sum insured applies.

If you change the Adjustable Option to the Level Option, we will increase the face amount by the policy value on the date of the change. The death benefit will be the GREATER of:

    - The new face amount or

    - The guideline minimum sum insured

After the change from the Adjustable Option to the Level Option, an increase in policy value will reduce the insurance protection amount and the monthly insurance protection charge. A decrease in policy value will increase the insurance protection amount and the monthly insurance protection charge.

A change in death benefit option may result in total payments exceeding the then current maximum payment limitation under federal tax law. If this occurs, we will pay the excess to you.

A change from the Adjustable Death Benefit option to the Level Benefit option within five policy years of the Final Payment Date will terminate a Guaranteed Death Benefit Rider.

CHANGE IN FACE AMOUNT

You may increase or decrease the face amount by written request. An increase or decrease in the face amount takes effect on the LATEST of the:

    - The monthly processing date on or next following date of receipt of your written request OR

    - The date of approval of your written request, if evidence of insurability is required

INCREASES -- You must submit with your written request for an increase satisfactory evidence of insurability. The consent of the Insured is also required whenever the face amount is increased. An increase in face amount may not be less than $10,000. You may not increase the face amount after the Insured reaches age 80. A written request for an increase must include a payment if the surrender value is less than the sum of:

    - $50 PLUS

    - Two minimum monthly payments

On the effective date of each increase in face amount, we will deduct a transaction charge of $50 from policy value for administrative costs. We will also compute a surrender charge for the increase. An increase in the face amount will increase the insurance protection amount and, therefore, the monthly insurance protection charges.

After increasing the face amount, you will have the right, during a free-look period, to have the increase canceled. See THE POLICY -- "Free-Look Period." If you exercise this right, we will credit to your Policy the charges deducted for the increase, unless you request a refund of these charges.

DECREASES -- You may decrease the face amount by written request. The minimum amount for a decrease in face amount is $10,000. The minimum face amount in force after a decrease is $40,000. We may limit the decrease or return policy value to you, as you choose, if the Policy would not comply with the maximum payment limitation under federal tax law. A return of policy value may result in tax liability to you.


A decrease in the face amount will lower the insurance protection amount and, therefore, the monthly insurance protection charge. In computing the monthly insurance protection charge, a decrease in the face amount will reduce the face amount in the following order:



    - the Face Amount provided by the most recent increase;



    - the next most recent increases successively; and



    - the initial Face Amount


On a decrease in the face amount, we will deduct from the policy value a transaction charge of $50 and, if applicable, any surrender charge. You may allocate the deduction to one sub-account. If you make no allocation, we will make a pro-rata allocation. We will reduce the surrender charge by the amount of any surrender charge deducted.

POLICY VALUE

The policy value is the total value of your Policy. It is the SUM of:

    - Your accumulation in the fixed account PLUS

    - The value of your units in the sub-accounts

There is no guaranteed minimum policy value. Policy value on any date depends on variables that cannot be predetermined.

Your policy value is affected by the:

    - Frequency and amount of your net payments

    - Interest credited in the fixed account

    - Investment performance of your sub-accounts

    - Partial withdrawals

    - Loans, loan repayments and loan interest paid or credited

    - Charges and deductions under the Policy

    - The death benefit option

COMPUTING POLICY VALUE -- We compute the policy value on the date of issue and on each valuation date. On the date of issue, the policy value is:


    - The value of the amount allocated to the money market fund, net of mortality and expense risk charges, administrative charges and fund expenses (see THE POLICY -- "Applying for a Policy"), MINUS


    - The monthly insurance protection charge due

On each valuation date after the date of issue, the policy value is the SUM of:

    - Accumulations in the fixed account PLUS

    - The SUM of the PRODUCTS of:

       - The number of units in each sub-account TIMES

       - The value of a unit in each sub-account on the valuation date

THE UNIT -- We allocate each net payment to the sub-accounts you selected. We credit allocations to the sub-accounts as units. Units are credited separately for each sub-account.

The number of units of each sub-account credited to the Policy is the QUOTIENT of:

    - That part of the net payment allocated to the sub-account DIVIDED BY

    - The dollar value of a unit on the valuation date the payment is received at our principal office

The number of units will remain fixed unless changed by a split of unit value, transfer, partial withdrawal or surrender. Also, each deduction of charges from a sub-account will result in cancellation of units equal in value to the amount deducted.

The dollar value of a unit of a sub-account varies from valuation date to valuation date based on the investment experience of that sub-account. This investment experience reflects the investment performance, expenses and charges of the fund in which the sub-account invests. The value of each unit was set at $1.00 on the first valuation date of each sub-account. The value of a unit on any valuation date is the PRODUCT of:

    - The dollar value of the unit on the preceding valuation date TIMES

    - The net investment factor

NET INVESTMENT FACTOR -- The net investment factor measures the investment performance of a sub-account during the valuation period just ended. The net investment factor for each sub-account is 1.0000 PLUS the QUOTIENT of:

    - The investment income of that sub-account for the valuation period, adjusted for realized and unrealized capital gains and losses and for taxes during the valuation period, DIVIDED BY

    - The value of that sub-account's assets at the beginning of the valuation period MINUS

    - The mortality and expense risk charge for each day in the valuation period currently at an annual rate of 0.65% of the daily net asset value of that sub-account AND

    - The administrative charge for each day in the valuation period at an annual rate of 0.15% of the daily net asset value of that sub-account (only during the first ten Policy years)

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The net death benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the final payment date or if the Policy is surrendered. If no election is made, we will pay the net death benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add optional insurance benefits to the Policy by Rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS. The cost of certain optional insurance benefits becomes part of the monthly insurance protection charge.

SURRENDER

You may surrender the Policy and receive its surrender value. The surrender value is:

    - The policy value MINUS

    - Any outstanding loan and surrender charges

We will compute the surrender value on the valuation date on which we receive the Policy with a written request for surrender. We will deduct a surrender charge if you surrender the Policy within 10 full Policy years of the date of issue or increase in face amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The surrender value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the surrender value within seven days following our receipt of written request. We may delay benefit payments under the circumstances described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of a surrender, see FEDERAL TAX CONSIDERATIONS. If the Policy is issued in connection with a Section 403(b) Plan, your surrender rights may be restricted. See FEDERAL TAX CONSIDERATIONS -- "Policies Issued in Connection with TSA Plans."

PARTIAL WITHDRAWAL

After the first Policy year, you may withdraw part of the surrender value of your Policy on written request. Your written request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the sub-accounts and the fixed account. If you do not provide allocation instructions, we will make a pro-rata allocation. Each partial withdrawal must be at least $500. Under the Level Option, the face amount is reduced by the partial withdrawal. We will not allow a partial withdrawal if it would reduce the Level Option face amount below $40,000.

On a partial withdrawal from a sub-account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs. See CHARGES AND DEDUCTIONS -- "Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of written request. We may delay payment as described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS. If the Policy is issued in connection with a Section 403(b) Plan, your withdrawal rights may be restricted. See FEDERAL TAX CONSIDERATIONS -- "Policies Issued in Connection with TSA Plans."

PAID-UP INSURANCE OPTION

On written request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The paid-up insurance will be the amount, up to the face amount of the Policy, that the surrender value can purchase for a net single premium at the Insured's age and underwriting class on the date this option is elected. If the surrender value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICY OWNER RIGHTS
  AND BENEFITS WILL BE AFFECTED:

    - As described above, the paid-up insurance benefit will be computed differently from the net death benefit and the death benefit options will not apply

    - We will not allow transfers of policy value from the fixed account back to the variable account

    - You may not make further payments

    - You may not increase or decrease the face amount or make partial withdrawals

    - Riders will continue only with our consent

You may, after electing paid-up insurance, surrender the Policy for its net cash value. The guaranteed cash value is the net single premium for the paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loan. We will transfer the policy value in the variable account to the fixed account on the date we receive written request to elect the option.

On election of paid-up insurance, the Policy often will become a modified endowment contract. If a Policy becomes a modified endowment contract, Policy loans or surrender will receive unfavorable federal tax treatment. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Policies."

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application is within the following class of individuals:

All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); directors of First Allmerica and its affiliates and subsidiaries; all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Policies and any spouses of the above persons or any children of the above persons.

PAYMENT EXPENSE CHARGE

Currently, we deduct 4.0% of each payment as a payment expense charge. This charge includes a:

    - Current premium tax deduction of 2.5%

    - Current deferred acquisition costs ("DAC tax") deduction of 1.0%

    - Front-end sales load of 0.5%

The 2.5% premium tax deduction approximates our average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction. The 1.0% DAC tax deduction helps reimburse us for approximate expenses incurred from federal taxes for deferred acquisition costs ("DAC taxes") of the Policies. We deduct the 0.5% front-end sales load from each payment partially to compensate us for Policy sales expenses.

We reserve the right to increase or decrease the premium tax deduction or DAC tax deduction to reflect changes in our expenses for premium taxes or DAC taxes. The 0.5% front-end sales load will not change, even if sales expenses change.

MONTHLY INSURANCE PROTECTION CHARGES

Before the final payment date, we will deduct a monthly insurance protection charge from your policy value. This charge is the cost for insurance protection under the Policy, including optional insurance benefits provided by Rider.

We deduct the monthly insurance protection charge on each monthly processing date starting with the date of issue. You may allocate monthly insurance protection charges to one sub-account. If you make no allocation, we will make a pro-rata allocation. If the sub-account you chose does not have sufficient funds to cover the monthly insurance protection charges, we will make a pro-rata allocation. We will deduct no monthly insurance protection charges on or after the final payment date.

COMPUTING MONTHLY INSURANCE PROTECTION CHARGES -- We designed the monthly insurance protection charge to compensate us for the anticipated cost of paying net death benefits under the Policies. The charge is computed monthly for the initial face amount and for each increase in face amount. Monthly insurance protection charges can vary.

For the initial face amount under the Level Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate TIMES

    - The DIFFERENCE between

       - The initial face amount AND

       - The policy value (MINUS any Rider charges) at the beginning of the Policy month

Under the Level Option, the monthly insurance protection charge decreases as the policy value increases if the guideline minimum sum insured is not in effect.

For the initial face amount under the Adjustable Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate TIMES

    - The initial face amount

For each increase in face amount under the Level Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate for the increase TIMES

    - The DIFFERENCE between

       - The increase in face amount AND

       - Any policy value (MINUS any Rider charges) GREATER than the initial face amount at the beginning of the Policy month and not allocated to a prior increase

For each increase in face amount under the Adjustable Option, the monthly insurance protection charge is the PRODUCT of:

    - The insurance protection rate for the increase TIMES

    - The increase in face amount

If the guideline minimum sum insured is in effect under either Option, we will compute a monthly insurance protection charge for that part of the death benefit subject to the guideline minimum sum insured that exceeds the current death benefit not subject to the guideline minimum sum insured. This charge is the PRODUCT of:

    - The insurance protection rate for the initial face amount TIMES

    - The DIFFERENCE between

    - The guideline minimum sum insured AND

    - The GREATER of:

       - The face amount OR the policy value, if you selected the Level Option or

       - the face amount PLUS the policy value, if you selected the Adjustable Option

We will adjust the monthly insurance protection charge for any decreases in face amount. See THE POLICY -- "Change in Face Amount: DECREASES."

INSURANCE PROTECTION RATES -- We base insurance protection rates on the:

    - Male, female or blended unisex rate table

    - Age and underwriting class of the Insured

    - Effective date of an increase or date of any Rider

For unisex Policies, sex-distinct rates do not apply. For the initial face amount, the insurance protection rates are based on your age at the beginning of each Policy year. For an increase in face amount or for a Rider, the insurance protection rates are based on your age on each anniversary of the effective date of the increase or Rider. We base the current insurance protection rates on our expectations as to future mortality experience. Rates will not, however, be greater than the guaranteed insurance protection rates set forth in the Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the insurance protection rates will apply to all Insureds of the same age, sex and underwriting class whose Policies have been in force for the same period.

The underwriting class of an Insured will affect the insurance protection rates. We currently place Insureds into preferred underwriting classes, standard underwriting classes and non-standard underwriting classes. The underwriting classes are also divided into two categories: smokers and non-smokers. We will place an Insured under age 18 at the date of issue in a standard or non-standard underwriting class. We will then classify the Insured as a smoker at age 18 unless we receive satisfactory evidence that the Insured is a non-smoker. Prior to the Insured's age 18, we will give you notice of how the Insured may be classified as a non-smoker.

We compute the insurance protection rate separately for the initial face amount and for any increase in face amount. However, if the Insured's underwriting class improves on an increase, the lower insurance protection rate will apply to the total face amount.

CHARGES AGAINST OR REFLECTED IN THE ASSETS OF THE VARIABLE ACCOUNT

We assess each sub-account with a charge for mortality and expense risks we assume and, during the first ten Policy years, a charge for administrative expenses of the variable account. Fund expenses are also reflected in the variable account.

ADMINISTRATIVE CHARGE -- During the first ten Policy years, we impose a daily charge at an annual rate of 0.15% of the average daily net asset value in each sub-account. The charge is to help reimburse us for administrative expenses incurred in the administration of the variable account and the sub-accounts. It is not expected to be a source of profit. The administrative functions and expenses we assume for the variable account and the sub-accounts include:

    - Clerical, accounting, actuarial and legal services

    - Rent, postage, telephone, office equipment and supplies

    - The expenses of preparing and printing registration statements and prospectuses (not allocable to sales expense)

    - Regulatory filing fees and other fees

We do not assess the administrative charge after the tenth Policy year.

MORTALITY AND EXPENSE RISK CHARGE -- We impose a daily charge at a current annual rate of 0.65% of the average daily net asset value of each sub-account. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. The Company may increase this charge, subject to state and federal law, to an annual rate no greater than 0.80%.

The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more net death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Policies will exceed those compensated by the administrative charges in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

FUND EXPENSES -- The value of the units of the sub-accounts will reflect the investment advisory fee and other expenses of the funds whose shares the sub-accounts purchase. The prospectuses and statements of additional information of the Trust, Fidelity VIP and T. Rowe Price contain more information concerning the fees and expenses.

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the sub-accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE

The Policy's contingent surrender charge is a deferred administrative charge and a deferred sales charge. The deferred administrative charge is designed to reimburse us for the administrative costs of product research and development, underwriting, Policy administration and surrendering the Policy. The deferred sales charge compensates us for distribution expenses, including commissions to our representatives, advertising and the printing of prospectuses and sales literature.

We compute the surrender charge on date of issue and on any increase in face amount. The surrender charge applies for ten years from date of issue or increase in face amount. We impose the surrender charge only if, during its duration, you request a full surrender or a decrease in face amount.

The maximum surrender charge includes a:

    - Deferred administrative charge of $8.50 per thousand dollars of the initial face amount or increase

    - Deferred sales charge of 28.5% of payments received or associated with the increase up to the guideline annual premium for the increase

The maximum surrender charge will not exceed a specified amount per $1,000 of initial face amount or increase because of state-imposed limits. The maximum surrender charge is level for the first 24 Policy months and then reduces by 1/96th for the next 96 Policy months, reaching zero at the end of ten Policy years.

Payments associated with an increase equal that part of the payments made on or after the increase that are allocated to the increase. We allocate payments based on relative guideline annual premium payments. For example, assume that the guideline annual premium is $1,500 before an increase and is $2,000 with the increase. The policy value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial face amount and 25% to the increase. All future payments would also be allocated 75% to the initial face amount and 25% to the increase.

If more than one surrender charge is in effect because of one or more increases in face amount, we will apply the surrender charges in inverse order. We will apply surrender and partial withdrawal charges (described below) in this order:

    - First, the most recent increase

    - Second, the next most recent increases, and so on

    - Third, the initial face amount.

A surrender charge may be deducted on a decrease in the face amount. On a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. The fraction is the PRODUCT of:

    - The decrease DIVIDED by the current face amount TIMES

    - the surrender charge

Where a decrease causes a partial reduction in an increase or in the initial face amount, we will deduct a proportionate share of the surrender charge for that increase or for the initial face amount.


See APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES for examples of how we compute the maximum surrender charge.


PARTIAL WITHDRAWAL COSTS


For each partial withdrawal, we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a Surrender Charge (described below).

A partial withdrawal charge may also be deducted from policy value. However, in any Policy year, you may withdraw, without a partial withdrawal charge, up to:


    - 10% of the policy value MINUS

    - The total of any prior free withdrawals in the same Policy year ("Free 10% Withdrawal")

The right to make the Free 10% Withdrawal is not cumulative from Policy year to Policy year. For example, if only 8% of policy value were withdrawn in the second Policy year, the amount you could withdraw in future Policy years would not be increased by the amount you did not withdraw in the second Policy year.

We impose the partial withdrawal charge on any withdrawal greater than the Free 10% Withdrawal. The charge is 5.0% of the excess withdrawal up to the surrender charge. If no surrender charge applies on withdrawal, no partial withdrawal charge will apply. We will reduce the Policy's outstanding surrender charge by the partial withdrawal charge deducted, proportionately reducing the deferred sales and administrative charges. The partial withdrawal charge deducted will decrease existing surrender charges in inverse order.

TRANSFER CHARGES

Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but it will never exceed $25. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer counts as one transfer. Each future automatic transfer is without charge and does not reduce the remaining number of transfers that may be made without charge.

Each of the following transfers of policy value from the sub-accounts to the fixed account is free and does not count as one of the 12 free transfers in a Policy year:

    - A conversion within the first 24 months from date of issue or increase

    - A transfer to the fixed account to secure a loan

    - A reallocation of policy value within 20 days of the date of issue

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in face amount, we will deduct a transaction charge of $50 from policy value to reimburse us for the administrative costs of the change.

OTHER ADMINISTRATIVE CHARGES

We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for:

    - Changing net payment allocation instructions

    - Changing the allocation of monthly insurance protection charges among the various sub-accounts and the fixed account

    - Providing a projection of values

We do not currently charge for these costs. Any future charge is guaranteed not to exceed $25 per transaction.

                                  POLICY LOANS

You may borrow money secured by your policy value. The total amount you may borrow, including any outstanding loan, is the loan value. In the first Policy year, the loan value is 75% of:

    - The policy value MINUS

    - Any surrender charges, unpaid monthly insurance protection charges and outstanding loan interest through the end of the Policy year

After the first Policy year, the loan value is 90% of:

    - The policy value MINUS

    - Any surrender charges

There is no minimum loan. We will usually pay the loan within seven days after we receive the written request. We may delay the payment of loans as stated in OTHER POLICY PROVISIONS -- "Delay of Payments."

We will allocate the loan among the sub-accounts and the fixed account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer policy value in each sub-account equal to the Policy loan to the fixed account. We will not count this transfer as a transfer subject to the transfer charge.


Policy value equal to the outstanding loan will earn monthly interest in the fixed account at an annual rate of at least 6.0% (currently 8.0% for preferred loans). NO OTHER INTEREST WILL BE CREDITED.


If you are a participant under a Section 403(b) TSA plan and purchased the Policy in connection with the plan, your Policy loan rights are limited. See "Policies Issued in Connection with TSA Plans" below, and FEDERAL TAX CONSIDERATIONS --"Policies Issued in Connection with TSA Plans."

PREFERRED LOAN OPTION

This option is available to you upon written request after the first Policy year. It may be revoked by you at any time. A request for a preferred loan after the Final Payment Date will terminate the optional Guaranteed Death Benefit Rider.

The preferred loan option is available during Policy years 2-10 only if your policy value, minus the surrender charge, is $50,000 or more. The option applies to up to 10% of this amount. After the 10th Policy year, the preferred loan option is available on all loans or on all or a part of the loan value as you request. The guaranteed annual interest rate credited to the policy value securing a preferred loan will be 8%.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).

LOAN INTEREST CHARGED

Interest accrues daily at the annual rate of 8.0%. Interest is due and payable in arrears at the end of each Policy year or for as short a period as the loan may exist. Interest not paid when due will be added to the loan amount and bears interest at the same rate.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Policy lapse. We will allocate that part of the policy value in the fixed account that secured a repaid loan to the sub-accounts and fixed account according to your instructions. If you do not make a repayment allocation, we will allocate policy value according to your most recent payment allocation instructions. However, loan repayments allocated to the variable account cannot exceed policy value previously transferred from the variable account to secure the outstanding loan.

If the outstanding loan exceeds the policy value less the surrender charge, the Policy will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT. The foreclosure of an outstanding loan will terminate the optional Guaranteed Death Benefit Rider.

EFFECT OF POLICY LOANS

Policy loans will permanently affect the policy value and surrender value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the sub-accounts is less than or greater than the interest credited to the policy value in the fixed account that secures the loan.

We will deduct any outstanding loan from the proceeds payable when the Insured dies or from a surrender.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

If your Policy was issued in connection with a TSA plan, Policy loans are permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the TSA plan may become disqualified and Policy Values may be includible in your current income. Policy loans must meet the following additional requirements:

    - Loans must be repaid within five years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the Policy owner's principal residence.

    - All Policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.

    - The sum of all outstanding loan balances for all loans from all of your TSA plans may not exceed the lesser of:

        - $50,000 reduced by the excess (if any) of

        - the highest outstanding balance of loans from all of the Policy owner's TSA plans during the one-year period preceding the date of the loan, MINUS

        - the outstanding balance of loans from the Policy owner's TSA plans on the date on which such loan was made;

                                         OR

        - 50% of the Policy owner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.

    See FEDERAL TAX CONSIDERATIONS -- "Policies Issued in Connection with TSA Plans."

    A QUALIFIED TAX ADVISER SHOULD BE CONSULTED BEFORE REQUESTING A POLICY LOAN.

                        POLICY TERMINATION AND REINSTATEMENT

    TERMINATION

    Unless the Guaranteed Death Benefit Rider is in effect, the Policy will terminate if:

        - Surrender value is insufficient to cover the next monthly insurance protection charge plus loan interest accrued OR

        - Outstanding loan exceeds the policy value less surrender charges

    If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to pay a premium sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the premium due and the date by which it must be paid.

    Failure to pay a sufficient premium within the grace period will result in Policy termination. If the Insured dies during the grace period, we will deduct from the net death benefit any monthly insurance protection charges due and unpaid through the Policy month in which the Insured dies and any other overdue charge.

    During the first 48 Policy months following the date of issue or an increase in the face amount, a guarantee may apply to prevent the Policy from terminating because of insufficient surrender value. This guarantee applies if, during this period, you pay premiums that, when reduced by partial withdrawals and partial withdrawal costs, equal or exceed specified minimum monthly payments. The specified minimum monthly payments are based on the number of months the Policy, increase in face amount or policy change that causes a change in the minimum monthly payment has been in force. A policy change that causes a change in the minimum monthly payment is a change in the face amount or the addition or deletion of a Rider. Except for the first 48 months after the date of issue or the effective date of an increase, payments equal to the minimum monthly payment do not guarantee that the Policy will remain in force.

    If the optional Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account. See "Guaranteed Death Benefit Rider."

    REINSTATEMENT

    A terminated Policy may be reinstated within three years of the date of default and before the final payment date. The reinstatement takes effect on the monthly processing date following the date you submit to us:

        - Written application for reinstatement

        - Evidence of insurability showing that the Insured is insurable according to our underwriting rules and

        - A payment that, after the deduction of the payment expense charge, is large enough to cover the minimum amount payable

    Policies which have been surrendered may not be reinstated.

    MINIMUM AMOUNT PAYABLE -- If reinstatement is requested when less than 48 monthly insurance protection charges have been paid since the date of issue or increase in the face amount, you must pay the lesser of:

        - The minimum monthly payment for the three months beginning on the date of reinstatement or

        - the SUM of:

           - The amount by which the surrender charge on the date of reinstatement exceeds the policy value on the date of default PLUS

           - Monthly insurance protection charges for the three months beginning on the date of reinstatement

    If you request reinstatement more than 48 monthly processing dates from the date of issue or increase in the face amount, you must pay the sum shown above without regard to the three months of minimum monthly payments.

    SURRENDER CHARGE -- The surrender charge on the date of reinstatement is the surrender charge that would have been in effect had the Policy remained in force from the date of issue.

    POLICY VALUE ON REINSTATEMENT -- The policy value on the date of reinstatement is:

        - The net payment made to reinstate the Policy and interest earned from the date the payment was received at our principal office PLUS

        - The policy value less any outstanding loan on the date of default (not to exceed the surrender charge on the date of reinstatement) MINUS

        - The monthly insurance protection charges due on the date of reinstatement

    You may reinstate any outstanding loan.

                              OTHER POLICY PROVISIONS

    POLICY OWNER

    The Policy Owner is the Insured unless another Policy owner has been named in the application or enrollment form. As Policy owner, you are entitled to exercise all rights under your Policy while the Insured is alive, with the consent of any irrevocable beneficiary. The consent of the Insured is required whenever the face amount is increased.

    BENEFICIARY

    The beneficiary is the person or persons to whom the net death benefit is payable on the Insured's death. Unless otherwise stated in the Policy, the beneficiary has no rights in the Policy before the Insured dies. While the Insured is alive, you may change the beneficiary, unless you have declared the beneficiary to be irrevocable. If no beneficiary is alive when the Insured dies, the Policy owner (or the Policy owner's estate) will be the beneficiary. If more than one beneficiary is alive when the Insured dies, we will pay each beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one beneficiary, the interest of a beneficiary who dies before the Insured will pass to surviving beneficiaries proportionally.

    ASSIGNMENT


    You may assign a Policy as collateral or make an absolute assignment. All Policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.


    THE FOLLOWING POLICY PROVISIONS MAY VARY BY STATE.

    LIMIT ON RIGHT TO CHALLENGE POLICY

    We cannot challenge the validity of your Policy if the Insured was alive after the Policy had been in force for two years from the date of issue. Also, we cannot challenge the validity of any increase in the face amount if the Insured was alive after the increase was in force for two years from the effective date of the increase.

    SUICIDE

    The net death benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the date of issue. Instead, we will pay the beneficiary all payments made for the Policy, without interest, less any outstanding loan and partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from any increase in face amount, we will not recognize the increase. We will pay to the beneficiary the monthly insurance protection charges paid for the increase.

    MISSTATEMENT OF AGE OR SEX

    If the Insured's age or sex is not correctly stated in the Policy application or enrollment form, we will adjust benefits under the Policy to reflect the correct age and sex. The adjusted benefit will be the benefit that the most recent monthly insurance protection charge would have purchased for the correct age and sex. We will not reduce the death benefit to less than the guideline minimum sum insured. For a unisex Policy, there is no adjusted benefit for misstatement of sex.

    DELAY OF PAYMENTS

    Amounts payable from the variable account for surrender, partial withdrawals, net death benefit, Policy loans and transfers may be postponed whenever:

        - The New York Stock Exchange is closed other than customary weekend and holiday closings

        - The SEC restricts trading on the New York Stock Exchange

        - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the variable account's net assets

    We may delay paying any amounts derived from payments you made by check until the check has cleared your bank.

    We reserve the right to defer amounts payable from the fixed account. This delay may not exceed six months.

                             FEDERAL TAX CONSIDERATIONS

    The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Policy owner is a corporation or the trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

    THE COMPANY AND THE VARIABLE ACCOUNT

    The Company is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the variable account. We do not currently charge for federal income taxes respecting the variable account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the variable account.

    Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the variable account, we may charge for taxes paid or for tax reserves.

    TAXATION OF THE POLICIES

    We believe that the Policies described in this Prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the policy value to the death benefit. As life insurance contracts, the net death benefits of the Policies are excludable from the gross income of the beneficiaries. Also, any increase in policy value is not taxable until received by you or your designee (but see "Modified Endowment Policies").

    Federal tax law requires that the investment of each sub-account funding the Policies is adequately diversified according to Treasury regulations. Although we do not have control over the investments of the funds, we believe that the funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

    The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Policy owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Policies or our administrative rules may be modified as necessary to prevent a Policy owner from being considered the owner of the assets of the variable account.

    A surrender, partial withdrawal, change in the death benefit option, change in the face amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. Within the first fifteen Policy years, a distribution of cash required under Section 7702 of the Code because of a reduction of benefits under the Policy will be taxed to the Policy owner as ordinary income respecting any investment earnings. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, policy owner or beneficiary.

    POLICY LOANS

    We believe that non-preferred loans received under the Policy will be treated as an indebtedness of the Policy Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Policy Owner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the Internal Revenue Service ("IRS") as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

    Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any policies covering the greater of (1) five individuals or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation or (b) 20 individuals.

    POLICIES ISSUED IN CONNECTION WITH TSA PLANS

    The Policies may be issued in connection with tax-sheltered annuity ("TSA") plans of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

    A Policy issued in connection with a TSA Plan will be endorsed to reflect the restrictions under Section 403(b) of the Code. The Policy Owner may terminate the endorsement at any time. However, the termination of the endorsement may cause the Policy to fail to qualify under Section 403(b) of the Code. A Policy issued in connection with a TSA Plan may also have limitations on Policy loans. See POLICY LOANS -- "Policies Issued in Connection with TSA Plans."

    Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under TSA plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance policy by the employer as part of a TSA plan will not violate the "incidental benefit" rules of Section 403(b) and the regulations thereunder. The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance policy will not result in current taxation of the premium payments for the life insurance policy, except for the current cost of the life insurance protection.

    A Policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, you may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

    Policy loans are generally permitted in accordance with the terms of the Policy, but there are certain additional limitations; see POLICY LOANS -- "Policies Issued in Connection with TSA Plans." However, if a Policy loan does not comply with the requirements of Code Section 72(p), your TSA plan may become disqualified and Policy values may be includible in current income.

    MODIFIED ENDOWMENT POLICIES

    The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, a Policy may be considered a "modified endowment contract" if:

    Total payments during the first seven Policy years (or within seven years of a material change in the Policy) EXCEED

        - The total net level payments payable had the Policy provided for paid-up future benefits after making seven level payments.

    If the Policy is considered a modified endowment contract, distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the surrender value exceeds the policy owner's investment in the Policy. Any other amounts will be treated as a return of capital up to the Policy Owner's basis in the Policy. A 10% tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

        - Made after the taxpayer becomes disabled,

        - Made after the taxpayer attains age 59 1/2, or

        - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

    All modified endowment contracts issued by the same insurance company to the same policy owner during any 12-month period will be treated as a single modified endowment contract in computing taxable distributions.

    Currently, we review each Policy when payments are received to determine if the payment will render the Policy a modified endowment contract. If a payment would so render the Policy, we will notify you of the option of requesting a refund of the excess payment. The refund process must be completed within 60 days after the Policy anniversary or the Policy will be permanently classified as a modified endowment contract.

                                   VOTING RIGHTS

    Where the law requires, we will vote fund shares that each sub-account holds according to instructions received from Policy Owners with policy value in the sub-account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Policies, we reserve the right to do so.

    We will provide each person having a voting interest in a fund with proxy materials and voting instructions. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the variable account that do not relate to the Policies.

    We will compute the number of votes that a Policy owner has the right to instruct on the record date established for the fund. This number is the quotient of:

        - Each Policy Owner's policy value in the sub-account divided by

        - The net asset value of one share in the fund in which the assets of the sub-account are invested

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.



                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Bruce C. Anderson                   Director (since 1996), Vice President (since 1984) and
  Director                          Assistant Secretary (since 1992) of First Allmerica

Abigail M. Armstrong                Secretary (since 1996) and Counsel (since 1991) of First
  Secretary and Counsel             Allmerica; Secretary (since 1988) and Counsel (since
                                    1994) of Allmerica Investments, Inc.; and Secretary
                                    (since 1990) of Allmerica Financial Investment
                                    Management Services, Inc.

Warren E. Barnes                    Vice President (since 1996) and Corporate Controller
  Vice President and Corporate      (since 1998) of First Allmerica
  Controller

Robert E. Bruce                     Director and Chief Information Officer (since 1997) and
  Director and Chief Information    Vice President (since 1995) of First Allmerica; and
  Officer                           Corporate Manager (1979 to 1995) of Digital Equipment
                                    Corporation

John P. Kavanaugh                   Director and Chief Investment Officer (since 1996) and
  Director, Vice President and      Vice President (since 1991) of First Allmerica; and Vice
  Chief Investment Officer          President (since 1998) of Allmerica Financial Investment
                                    Management Services, Inc.

John F. Kelly                       Director (since 1996), Senior Vice President (since
  Director, Vice President and      1986), General Counsel (since 1981) and Assistant
  General Counsel                   Secretary (since 1991) of First Allmerica; Director
                                    (since 1985) of Allmerica Investments, Inc.; and
                                    Director (since 1990) of Allmerica Financial Investment
                                    Management Services, Inc.

J. Barry May                        Director (since 1996) of First Allmerica; Director and
  Director                          President (since 1996) of The Hanover Insurance Company;
                                    and Vice President (1993 to 1996) of The Hanover
                                    Insurance Company

James R. McAuliffe                  Director (since 1996) of First Allmerica; Director
  Director                          (since 1992), President (since 1994) and Chief Executive
                                    Officer (since 1996) of Citizens Insurance Company of
                                    America

John F. O'Brien                     Director, President and Chief Executive Officer (since
  Director and Chairman of the      1989) of First Allmerica; Director (since 1989) of
  Board                             Allmerica Investments, Inc.; and Director and Chairman
                                    of the Board (since 1990) of Allmerica Financial
                                    Investment Management Services, Inc.

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Edward J. Parry, III                Director and Chief Financial Officer (since 1996) and
  Director, Vice President, Chief   Vice President and Treasurer (since 1993) of First
  Financial Officer and Treasurer   Allmerica; Treasurer (since 1993) of Allmerica
                                    Investments, Inc.; and Treasurer (since 1993) of
                                    Allmerica Financial Investment Management Services, Inc.

Richard M. Reilly                   Director (since 1996) and Vice President (since 1990) of
  Director, President and Chief     First Allmerica; Director (since 1990) of Allmerica
  Executive Officer                 Investments, Inc.; and Director and President (since
                                    1998) of Allmerica Financial Investment Management
                                    Services, Inc.

Robert P. Restrepo, Jr.             Director and Vice President (since 1998) of First
  Director                          Allmerica; Chief Executive Officer (1996 to 1998) of
                                    Travelers Property & Casualty; Senior Vice President
                                    (1993 to 1996) of Aetna Life & Casualty Company

Eric A. Simonsen                    Director (since 1996) and Vice President (since 1990) of
  Director and Vice President       First Allmerica; Director (since 1991) of Allmerica
                                    Investments, Inc.; and Director (since 1991) of
                                    Allmerica Financial Investment Management Services, Inc.

Phillip E. Soule                    Director (since 1996) and Vice President (since 1987) of
  Director                          First Allmerica


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Policies. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Policies through their registered representatives who are appointed by us.


We pay to broker-dealers who sell the Policy commissions based on a commission schedule. After the date of issue or an increase in Face Amount, commissions will be 90% of the first-year payments up to a payment amount we established and 4% of any excess. Commissions will be 2% for subsequent payments, plus 0.25% of unloaned Policy value. To the extent permitted by NASD rules, overrides and promotional incentives or payments may also be provided to General Agents, independent marketing organizations, and broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


We intend to recoup commissions and other sales expenses through:

    - The front-end sales load

    - The deferred sales charge

    - Investment earnings on amounts allocated under the Policies to the Fixed Account

Commissions paid on the Policies, including other incentives or payments, are not charged to Policy Owners or to the Variable Account.

                                    SERVICES


The Company receives fees from the investment advisers or other service providers of certain Funds in return for providing certain services to Policy Owners. Currently, the Company receives service fees with respect to the Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, and Fidelity VIP High Income Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Funds held by the Variable Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Variable Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Funds.


                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Policy, including:

    - Payments

    - Changes in Face Amount

    - Changes in death benefit option

    - Transfers among Sub-Accounts and the Fixed Account

    - Partial withdrawals

    - Increases in loan amount or loan repayments

    - Lapse or termination for any reason

    - Reinstatement

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the death benefit, Policy Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Policy loans. We will send you reports containing financial statements and other information for the Variable Account, the Trust, Fidelity VIP and T. Rowe Price as the 1940 Act requires.

                               LEGAL PROCEEDINGS


There are no pending legal proceedings involving the Variable Account or its assets. The Company and Allmerica Investments, Inc. are not involved in any litigation that is materially important to their total assets.


               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the fund are no longer available for investment or

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Policy interest in a sub-account without notice to Policy Owners and prior approval of the SEC and state insurance authorities. The variable account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a Policy Owner's request.

We reserve the right to establish additional sub-accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new sub-accounts or eliminate one or more sub-accounts.

Shares of the funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and T. Rowe Price are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policy Owners or variable annuity Policy Owners. The Company, the Trust, Fidelity VIP and T. Rowe Price do not believe that mixed funding is currently disadvantageous to either variable life insurance Policy Owners or variable annuity Policy Owners. The Company and the Trustees will monitor events to identify any material conflicts among Policy Owners because of mixed funding. If the Trustees conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Policy to reflect a substitution or other change and will notify Policy Owners of the change. Subject to any approvals the law may require, the variable account or any sub-accounts may be:

    - Operated as a management company under the 1940 Act

    - Deregistered under the 1940 Act if registration is no longer required or

    - Combined with other sub-accounts or our other separate accounts

                              FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this Prospectus parts of the registration statement and amendments. Statements contained in this Prospectus are summaries of the Policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This Prospectus serves as a disclosure document only for the aspects of the Policy relating to the variable account. For complete details on the fixed account, read the Policy itself. The fixed account and other interests in the general account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. The 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Policy and the fixed account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your net payments to accumulate at a fixed rate of interest in the fixed account. The fixed account is a part of our general account. The general account is made up of all of our general assets other than those allocated to any separate account. Allocations to the fixed account become part of our general account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST

We guarantee amounts allocated to the fixed account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the fixed account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the fixed account, either as payments or transfers, to the next Policy anniversary. At each Policy anniversary, we will credit the then current interest rate to money remaining in the fixed account. We will guarantee this rate for one year.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge may be imposed. On a decrease in face amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. We deduct partial withdrawals from policy value allocated to the fixed account on a last-in/first-out basis.

The first 12 transfers in a Policy year currently are free. After that, we will deduct a $10 transfer charge for each transfer in that Policy year. The transfer privilege is subject to our consent and to our then current rules.

Policy loans may also be made from the policy value in the fixed account. We will credit that part of the policy value that is equal to any outstanding loan with interest at an effective annual yield of at least 6.0% (8.0% for preferred loans).

We may delay transfers, surrenders, partial withdrawals, net death benefits and Policy loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the fixed account used to make payments on policies that we or our affiliates issue will not be delayed.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, and the financial statements of Allmerica Select Separate Account II of the Company as of December 31, 1998 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.



                              YEAR 2000 DISCLOSURE



The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.



Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.



The Company has initiated formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.



The cost of the Year 2000 project will be expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $54 million related to the assessment, plan development and substantial completion of the Year 2000 project, through December 31, 1998. The total remaining cost of the project is estimated between $20-30 million.


                              FINANCIAL STATEMENTS


Financial Statements for the Company and for the Variable Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   APPENDIX A
                      GUIDELINE MINIMUM SUM INSURED TABLE

The guideline minimum sum insured is a percentage of the policy value as set forth below, according to federal tax regulations:

                         GUIDELINE MINIMUM SUM INSURED

 Age of Insured                                                  Percentage of
on Date of Death                                                 Policy Value
-------------------------------------------------------------  -----------------
    40 and under.............................................           250%
    45.......................................................           215%
    50.......................................................           185%
    55.......................................................           150%
    60.......................................................           130%
    65.......................................................           120%
    70.......................................................           115%
    75.......................................................           105%
    80.......................................................           105%
    85.......................................................           105%
    90.......................................................           105%
    95 and above.............................................           100%

For the ages not listed, the progression between the listed ages is linear.

                                   APPENDIX B
                          OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by Rider for an additional charge. For more information, contact your representative.

WAIVER OF PREMIUM RIDER

This Rider provides that, during periods of total disability continuing more than four months, we will add to the policy value each month an amount you selected or the amount needed to pay the monthly insurance protection charges, whichever is greater. This amount will keep the Policy in force. This benefit is subject to our maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

This Rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.

OPTION TO ACCELERATE BENEFITS ENDORSEMENT

This endorsement allows part of the Policy proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

EXCHANGE OPTION RIDER

This Rider allows you to use the Policy to insure a different person, subject to our guidelines.

GUARANTEED DEATH BENEFIT RIDER

This Rider, which is available only at issue, (a) guarantees that your Policy will not lapse regardless of the Performance of the Variable Account and (b) provides a guaranteed net death benefit.

Certain Riders May Not Be Available In All States.

                                   APPENDIX C
                                PAYMENT OPTIONS

PAYMENT OPTIONS

On written request, the surrender value or all or part of any payable net death benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the beneficiary may pay to us any amount that would otherwise be deducted from the death benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the general account. These amounts are not based on the investment experience of the variable account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policy Owner and beneficiary provisions, any option selection may be changed before the net death benefit becomes payable. If you make no selection, the beneficiary may select an option when the net death benefit becomes payable.

                                   APPENDIX D
                 ILLUSTRATIONS OF DEATH BENEFIT, POLICY VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which the Policy's death benefit and Policy Value could vary over an extended period of time. ON REQUEST, WE WILL PROVIDE A COMPARABLE ILLUSTRATION BASED ON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASS, AND THE REQUESTED FACE AMOUNT, DEATH BENEFIT OPTION AND RIDERS.

ASSUMPTIONS

The tables illustrate a Policy issued to a male, Age 30, under a standard Underwriting Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Underwriting Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current costs of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Fact Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

the tables assumed that all premiums are allocated to and remain in the Allmerica Select II Separate Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rate of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested each year to earn interest (after taxes) at 5%, compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Variable Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown in the tables take into account the deduction of the payment expense charge, the monthly deduction from Policy Value, the daily charge against the Variable Account for mortality and expense risks and for the Variable Account administrative charge (for the first ten Policy years). In the Current Cost of Insurance Charges tables, the Variable Account charges are equivalent to an effective annual rate of 0.80% of the average daily value of the assets in the Variable Account in the first ten Policy Years, and 0.65% thereafter. In the Guaranteed Cost of Insurance Charges tables, the Variable Account charges are equivalent to an effective annual rate of 0.95% of the average daily value of the assets in the Variable Account in the first ten Policy Years, and 0.80% thereafter.

EXPENSES OF THE UNDERLYING FUNDS

The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.95% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary, and in 1998, ranged from an annual rate of 0.32% to an annual rate of 2.19% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.95% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.

AFIMS has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.50% for the Select International Equity Fund, 1.25%
for the Select Value Opportunity Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income Fund, 1.00% for the Select Income Fund, and 0.60% for the Money Market Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998. These limitations may be terminated at any time.


Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser. These limitations may be terminated at any time.



Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.


NET ANNUAL RATES OF INVESTMENT

Applying the mortality and expense risk charge, the administrative charge, and the average Fund advisory fees and operating expenses of 0.95% of average net assets, in the Current Cost of Insurance Charges tables the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -1.75%, 4.25% and 10.25%, respectively, during the first 10 Policy years and -1.60%, 4.40% and 10.40%, respectively, after that. In the Guaranteed Cost of Insurance Charges tables, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -1.90%, 4.10% and 10.10%, respectively, during the first 10 Policy years and -1.75%, 4.25% and 10.25%, respectively, after that.

The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated death benefits and cash values, the gross annual investment rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. The second column of the tables shows the amount that would accumulate if the Guideline Annual Premium were invested to earn interest (after taxes) at 5%, compounded annually.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                               AMOUNT = $100,000

                                                          MALE NON-SMOKER AGE 30

                                                            SUM INSURED OPTION 2

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS             HYPOTHETICAL 0%                  HYPOTHETICAL 6%                   HYPOTHETICAL 12%
          PAID PLUS         GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           INTEREST     -------------------------------  -------------------------------  ----------------------------------
 POLICY     AT 5%       SURRENDER    POLICY      DEATH   SURRENDER    POLICY      DEATH    SURRENDER     POLICY      DEATH
  YEAR   PER YEAR (1)     VALUE     VALUE (2)   BENEFIT    VALUE     VALUE (2)   BENEFIT     VALUE      VALUE (2)   BENEFIT
 ------  ------------   ---------   ---------   -------  ---------   ---------   -------  ------------  ---------  ---------
   1         2,100          667       1,744     101,744       777       1,854    101,854          888       1,965    101,965
   2         4,305        2,380       3,457     103,457     2,710       3,788    103,788        3,054       4,131    104,131
   3         6,620        4,198       5,140     105,140     4,860       5,803    105,803        5,577       6,520    106,520
   4         9,051        5,986       6,794     106,794     7,096       7,904    107,904        8,345       9,153    109,153
   5        11,604        7,734       8,407     108,407     9,408      10,082    110,082       11,370      12,043    112,043
   6        14,284        9,441       9,980     109,980    11,801      12,340    112,340       14,679      15,217    115,217
   7        17,098       11,121      11,525     111,525    14,290      14,694    114,694       18,313      18,717    118,717
   8        20,053       12,763      13,032     113,032    16,867      17,136    117,136       22,293      22,562    122,562
   9        23,156       14,365      14,500     114,500    19,535      19,670    119,670       26,655      26,789    126,789
   10       26,414       15,931      15,931     115,931    22,298      22,298    122,298       31,437      31,437    131,437
   11       29,834       17,345      17,345     117,345    25,057      25,057    125,057       36,592      36,592    136,592
   12       33,426       18,720      18,720     118,720    27,920      27,920    127,920       42,265      42,265    142,265
   13       37,197       20,056      20,056     120,056    30,890      30,890    130,890       48,510      48,510    148,510
   14       41,157       21,351      21,351     121,351    33,971      33,971    133,971       55,383      55,383    155,383
   15       45,315       22,604      22,604     122,604    37,166      37,166    137,166       62,949      62,949    162,949
   16       49,681       23,820      23,820     123,820    40,485      40,485    140,485       71,284      71,284    171,284
   17       54,265       24,991      24,991     124,991    43,922      43,922    143,922       80,458      80,458    180,458
   18       59,078       26,125      26,125     126,125    47,492      47,492    147,492       90,567      90,567    190,567
   19       64,132       27,221      27,221     127,221    51,199      51,199    151,199      101,706     101,706    201,706
   20       69,439       28,278      28,278     128,278    55,046      55,046    155,046      113,978     113,978    217,698
 Age 60    139,522       36,259      36,259     136,259   102,102     102,102    202,102      331,018     331,018    443,564
 Age 65    189,673       38,090      38,090     138,090   132,367     132,367    232,367      549,309     549,309    670,157
 Age 70    253,680       38,113      38,113     138,113   167,967     167,967    267,967      903,529     903,529  1,048,094
 Age 75    335,370       35,266      35,266     135,266   208,864     208,864    308,864    1,480,061   1,480,061  1,583,665


(1) Assumes a $2,000 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient policy value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                     ALLMERICA SELECT VARIABLE LIFE POLICY

                                                               AMOUNT = $100,000

                                                          MALE NON-SMOKER AGE 30

                                                            SUM INSURED OPTION 2

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS             HYPOTHETICAL 0%                  HYPOTHETICAL 6%                   HYPOTHETICAL 12%
          PAID PLUS         GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           INTEREST     -------------------------------  -------------------------------  ----------------------------------
 POLICY     AT 5%       SURRENDER    POLICY      DEATH   SURRENDER    POLICY      DEATH    SURRENDER     POLICY      DEATH
  YEAR   PER YEAR (1)     VALUE     VALUE (2)   BENEFIT    VALUE     VALUE (2)   BENEFIT     VALUE      VALUE (2)   BENEFIT
 ------  ------------   ---------   ---------   -------  ---------   ---------   -------  ------------  ---------  ---------
   1         2,100           664       1,741    101,741       774       1,852    101,852          885       1,962    101,962
   2         4,305         2,372       3,449    103,449     2,702       3,779    103,779        3,045       4,122    104,122
   3         6,620         4,182       5,124    105,124     4,843       5,785    105,785        5,558       6,501    106,501
   4         9,051         5,960       6,768    106,768     7,066       7,874    107,874        8,312       9,120    109,120
   5        11,604         7,695       8,369    108,369     9,363      10,036    110,036       11,317      11,990    111,990
   6        14,284         9,388       9,927    109,927    11,736      12,275    112,275       14,600      15,138    115,138
   7        17,098        11,052      11,455    111,455    14,201      14,605    114,605       18,200      18,604    118,604
   8        20,053        12,674      12,943    112,943    16,749      17,019    117,019       22,138      22,407    122,407
   9        23,156        14,256      14,391    114,391    19,384      19,519    119,519       26,447      26,582    126,582
   10       26,414        15,799      15,799    115,799    22,109      22,109    122,109       31,166      31,166    131,166
   11       29,834        17,183      17,183    117,183    24,817      24,817    124,817       36,237      36,237    136,237
   12       33,426        18,531      18,531    118,531    27,628      27,628    127,628       41,815      41,815    141,815
   13       37,197        19,832      19,832    119,832    30,534      30,534    130,534       47,939      47,939    147,939
   14       41,157        21,098      21,098    121,098    33,551      33,551    133,551       54,678      54,678    154,678
   15       45,315        22,318      22,318    122,318    36,672      36,672    136,672       62,083      62,083    162,083
   16       49,681        23,493      23,493    123,493    39,900      39,900    139,900       70,222      70,222    170,222
   17       54,265        24,623      24,623    124,623    43,242      43,242    143,242       79,169      79,169    179,169
   18       59,078        25,698      25,698    125,698    46,688      46,688    146,688       88,996      88,996    188,996
   19       64,132        26,731      26,731    126,731    50,257      50,257    150,257       99,805      99,805    199,805
   20       69,439        27,710      27,710    127,710    53,940      53,940    153,940      111,683     111,683    213,314
 Age 60    139,522        33,493      33,493    133,493    96,807      96,807    196,807      317,909     317,909    425,998
 Age 65    189,673        32,226      32,226    132,226   121,420     121,420    221,420      520,322     520,322    634,793
 Age 70    253,680        25,942      25,942    125,942   145,829     145,829    245,829      840,654     840,654    975,158
 Age 75    335,370        11,579      11,579    111,579   165,998     165,998    265,998    1,349,832   1,349,832  1,449,832


(1) Assumes a $2,000 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient policy value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX E
                    CALCULATION OF MAXIMUM SURRENDER CHARGES


A separate surrender charge is computed on the date of issue and on each increase in face amount. The maximum surrender charge is a:

    - Deferred administrative charge of $8.50 per $1,000 of initial face amount (or face amount increase) AND

    - Deferred sales charge of 28.5% of payments received up to the guideline annual premium (GAP)

A further limitation is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges at the date of issue and on each increase in face amount are shown in the table below. During the first two Policy years following the date of issue or an increase in face amount, the surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge is level for the first 24 Policy months, reduces by 1/96th for the next 96 Policy months, reaching zero at the end of ten Policy years.

The Factors used to compute the maximum surrender charges vary with the issue age and underwriting class (Smoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at
issue or       Male          Male         Female        Female        Unisex        Unisex
increase     Nonsmoker      Smoker       Nonsmoker      Smoker       Nonsmoker      Smoker
---------  -------------  -----------  -------------  -----------  -------------  -----------

    0              N/A          9.44           N/A          9.21           N/A          9.39
    1              N/A          9.43           N/A          9.20           N/A          9.38
    2              N/A          9.46           N/A          9.23           N/A          9.41
    3              N/A          9.49           N/A          9.25           N/A          9.45
    4              N/A          9.53           N/A          9.28           N/A          9.48
    5              N/A          9.57           N/A          9.31           N/A          9.52
    6              N/A          9.62           N/A          9.34           N/A          9.56
    7              N/A          9.66           N/A          9.38           N/A          9.61
    8              N/A          9.72           N/A          9.41           N/A          9.65
    9              N/A          9.77           N/A          9.45           N/A          9.71
   10              N/A          9.83           N/A          9.49           N/A          9.76
   11              N/A          9.89           N/A          9.53           N/A          9.82
   12              N/A          9.95           N/A          9.58           N/A          9.88
   13              N/A         10.02           N/A          9.62           N/A          9.94
   14              N/A         10.09           N/A          9.67           N/A         10.01
   15              N/A         10.16           N/A          9.72           N/A         10.07
   16              N/A         10.22           N/A          9.78           N/A         10.13
   17              N/A         10.29           N/A          9.83           N/A         10.20
   18             9.90         10.36          9.67          9.89          9.85         10.26
   19             9.95         10.43          9.72          9.95          9.90         10.33
   20            10.00         10.50          9.77         10.01          9.96         10.40
   21            10.06         10.58          9.82         10.07         10.01         10.48
   22            10.12         10.66          9.88         10.14         10.07         10.55
   23            10.19         10.75          9.94         10.21         10.13         10.64
   24            10.25         10.84         10.00         10.29         10.20         10.73

 Age at
issue or       Male          Male         Female        Female        Unisex        Unisex
increase     Nonsmoker      Smoker       Nonsmoker      Smoker       Nonsmoker      Smoker
---------  -------------  -----------  -------------  -----------  -------------  -----------
   25            10.33         10.94         10.06         10.37         10.27         10.82
   26            10.41         11.04         10.13         10.46         10.35         10.92
   27            10.49         11.16         10.21         10.54         10.43         11.03
   28            10.58         11.28         10.28         10.64         10.52         11.15
   29            10.68         11.42         10.37         10.74         10.61         11.28
   30            10.78         11.56         10.45         10.84         10.71         11.41
   31            10.89         11.71         10.54         10.96         10.82         11.55
   32            11.00         11.87         10.64         11.07         10.93         11.70
   33            11.12         12.03         10.74         11.20         11.05         11.86
   34            11.25         12.21         10.85         11.33         11.17         12.03
   35            11.39         12.41         10.96         11.47         11.30         12.21
   36            11.54         12.61         11.08         11.61         11.44         12.40
   37            11.69         12.82         11.21         11.77         11.59         12.60
   38            11.85         13.05         11.34         11.93         11.75         12.82
   39            12.03         13.29         11.48         12.10         11.92         13.04
   40            12.21         13.54         11.63         12.28         12.09         13.28
   41            12.40         13.81         11.79         12.46         12.28         13.53
   42            12.61         14.09         11.95         12.66         12.47         13.79
   43            12.83         14.39         12.12         12.86         12.68         14.07
   44            13.06         14.71         12.30         13.07         12.90         14.36
   45            13.30         15.04         12.50         13.29         13.14         14.67
   46            13.56         15.39         12.70         13.53         13.38         14.99
   47            13.84         15.76         12.91         13.78         13.65         15.33
   48            14.13         16.16         13.14         14.04         13.93         15.69
   49            14.45         16.57         13.38         14.31         14.22         16.08
   50            14.78         17.02         13.64         14.60         14.54         16.48
   51            15.14         17.49         13.91         14.91         14.88         16.91
   52            15.52         17.99         14.20         15.23         15.24         17.37
   53            15.92         18.52         14.50         15.57         15.62         17.85
   54            16.35         19.08         14.82         15.93         16.03         18.36
   55            16.82         19.67         15.17         16.31         16.46         18.90
   56            17.31         20.29         15.53         16.71         16.93         19.47
   57            17.83         20.96         15.92         17.14         17.42         20.07
   58            18.39         21.66         16.34         17.60         17.95         20.70
   59            18.99         22.41         16.79         18.09         18.51         21.38
   60            19.63         23.20         17.28         18.62         19.11         22.10
   61            20.32         24.05         17.80         19.20         19.76         22.87
   62            21.06         24.96         18.37         19.81         20.46         23.68
   63            21.85         25.92         18.98         20.48         21.20         24.55
   64            22.69         26.94         19.63         21.18         22.00         25.47
   65            23.60         28.01         20.33         21.94         22.85         26.44
   66            24.57         29.15         21.08         22.74         23.77         27.46
   67            25.61         30.35         21.88         23.60         24.74         28.54
   68            26.73         31.63         22.75         24.52         25.80         29.69
   69            27.93         33.00         23.70         25.53         26.93         30.92
   70            29.23         34.46         24.74         26.63         28.16         32.24
   71            30.64         36.02         25.88         27.83         29.48         33.65
   72            32.13         37.70         27.13         29.15         30.90         35.17
   73            33.75         39.48         28.48         30.59         32.44         36.79

 Age at
issue or       Male          Male         Female        Female        Unisex        Unisex
increase     Nonsmoker      Smoker       Nonsmoker      Smoker       Nonsmoker      Smoker
---------  -------------  -----------  -------------  -----------  -------------  -----------
   74            35.49         41.35         29.96         32.13         34.09         38.50
   75            37.33         43.32         31.56         33.79         35.85         40.30
   76            39.30         45.37         33.29         35.57         37.73         42.18
   77            41.40         47.52         35.16         37.48         39.74         44.16
   78            43.65         49.76         37.21         39.54         41.91         46.26
   79            46.08         52.15         39.45         41.79         44.25         48.51
   80            48.73         54.71         41.92         44.25         46.82         50.93

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 Policy. In this example the guideline annual premium ("GAP") equals $1,014.21. His maximum surrender charge is calculated as follows:


Maximum surrender charge per table (11.39 X 100)                       $1,139.00


During the first two Policy years after the date of issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (1) Deferred administrative charge                                   $850.00
        ($8.50/$1,000 of Face Amount)

    (2) Deferred sales charge                                             Varies
        (not to exceed 29% of Premiums received,  up to one GAP

                                                            --------------------

                                                              Sum of (1) and (2)

The maximum surrender charge is $1,139.00. All payments are associated with the initial face amount unless the face amount is increased.

EXAMPLE 1:

Assume the Policy Owner surrenders the Policy in the 10th Policy month, having paid total payments of $900. The surrender charge would be $1,106.50.

EXAMPLE 2:


Assume the Policy Owner surrenders the Policy in the 60th month. Also assume that after the 24th Policy month, the maximum surrender charge decreases by 1/96 per month thereby reaching zero at the end of the 10th Policy year. In this example, the maximum surrender charge would be $711.

                                   APPENDIX F
                            PERFORMANCE INFORMATION

The Policies were first offered to the public in 1994. However, we may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables IA and IB), and based on the periods that the Underlying Funds have been in existence (Tables IIA and IIB). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Policy owner and historical earnings and are not intended to indicate future performance. "Total Return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Funds' return.


In Tables IA and IIA, performance information under the Policies is net of fund expenses, mortality and expense risk charges, administrative charges, monthly insurance protection charges and surrender charges. We take a representative Policy owner and assume that:


    - The Insured is a male Age 36, standard (non-smoker) underwriting class

    - The Policy owner had allocations in each of the sub-accounts for the fund durations shown, and

    - There was a full surrender at the end of the applicable period

We may compare performance information for a sub-account in reports and promotional literature to:

    - Standard & Poor's 500 Composite Stock Price Index ("S&P 500")

    - Dow Jones Industrial Average ("DJIA")

    - Shearson Lehman Aggregate Bond Index

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets


    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.


    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria

    - The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a fund's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

    - The advantages and disadvantages of investing in tax-deferred and taxable investments

    - Customer profiles and hypothetical payment and investment scenarios

    - Financial management and tax and retirement planning

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

In each table below, "One-Year Total Return" refers to the total of the income generated by a sub-account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1998. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                                   TABLE I(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that all premiums were allocated to each Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                              10 YEARS
                                                      ONE-YEAR                OR LIFE
                                                       TOTAL        5      OF SUB-ACCOUNT
UNDERLYING FUND                                        RETURN     YEARS      (IF LESS)
Select Emerging Markets Fund                            N/A       N/A         -100.00%
Select International Equity Fund                      -100.00%    N/A           -4.12%
T. Rowe Price International Stock Portfolio           -100.00%    N/A          -12.42%
Select Aggressive Growth Fund                         -100.00%    N/A            1.09%
Select Capital Appreciation Fund                      -100.00%    N/A            1.71%
Select Value Opportunity Fund                           N/A       N/A         -100.00%
Select Growth Fund                                     -83.40%    N/A           12.36%
Select Strategic Growth Fund                            N/A       N/A         -100.00%
Fidelity VIP Growth Portfolio                          -79.81%    N/A           10.07%
Select Growth and Income Fund                         -100.00%    N/A            3.83%
Fidelity VIP Equity-Income Portfolio                  -100.00%    N/A            1.58%
Fidelity VIP High Income Portfolio                    -100.00%    N/A          -10.12%
Select Income Fund                                    -100.00%    N/A          -12.37%
Money Market Fund                                     -100.00%    N/A          -15.51%



The inception dates for the Sub-Accounts are: 5/1/95 for Money Market, Select Aggressive Growth, Select Growth, Select Growth and Income, Select Income, Select International Equity, Select Capital Appreciation, Fidelity VIP Equity-Income, Fidelity VIP Growth, and Fidelity VIP High Income; 8/23/95 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets, Select Value Opportunity and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                              10 YEARS
                                                      ONE-YEAR                OR LIFE
                                                       TOTAL        5      OF SUB-ACCOUNT
UNDERLYING FUND                                        RETURN     YEARS      (IF LESS)
Select Emerging Markets Fund                            N/A       N/A          -22.00%
Select International Equity Fund                        15.55%    N/A           14.29%
T. Rowe Price International Stock Portfolio             14.93%    N/A            9.86%
Select Aggressive Growth Fund                            9.68%    N/A           18.83%
Select Capital Appreciation Fund                        12.97%    N/A           19.38%
Select Value Opportunity Fund                           N/A       N/A           -0.64%
Select Growth Fund                                      34.36%    N/A           28.90%
Select Strategic Growth Fund                            N/A       N/A           -3.14%
Fidelity VIP Growth Portfolio                           38.38%    N/A           26.83%
Select Growth and Income Fund                           15.50%    N/A           21.25%
Fidelity VIP Equity-Income Portfolio                    10.74%    N/A           19.26%
Fidelity VIP High Income Portfolio                      -5.09%    N/A            9.16%
Select Income Fund                                       5.98%    N/A            7.26%
Money Market Fund                                        4.67%    N/A            4.65%



The inception dates for the Sub-Accounts are: 5/1/95 for Money Market, Select Aggressive Growth, Select Growth, Select Growth and Income, Select Income, Select International Equity, Select Capital Appreciation, Fidelity VIP Equity-Income, Fidelity VIP Growth, and Fidelity VIP High Income; 8/23/95 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets, Select Value Opportunity and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                           10 YEARS
                                                    ONE-YEAR               OR LIFE
                                                     TOTAL         5       OF FUND
UNDERLYING FUND                                      RETURN      YEARS    (IF LESS)
Select Emerging Markets Fund                          N/A         N/A       -100.00%
Select International Equity Fund                     -100.00%     N/A         -1.01%
T. Rowe Price International Stock Portfolio          -100.00%     N/A         -3.73%
Select Aggressive Growth Fund                        -100.00%    3.59%        10.12%
Select Capital Appreciation Fund                     -100.00%     N/A          1.81%
Select Value Opportunity Fund                        -100.00%    1.49%         5.06%
Select Growth Fund                                    -83.40%   11.35%        11.24%
Select Strategic Growth Fund                          N/A         N/A       -100.00%
Fidelity VIP Growth Portfolio                         -79.81%   10.91%        14.78%
Select Growth and Income Fund                        -100.00%    6.68%         7.38%
Fidelity VIP Equity-Income Portfolio                 -100.00%    7.71%        10.98%
Fidelity VIP High Income Portfolio                   -100.00%   -3.29%         6.16%
Select Income Fund                                   -100.00%   -6.38%        -2.31%
Money Market Fund                                    -100.00%   -7.35%         0.41%


The inception dates for the Underlying Funds are: 4/29/85 for Money Market; 8/21/92 for Select Aggressive Growth, Select Growth, Select Growth and Income, and Select Income; 4/30/93 for Select Value Opportunity; 5/02/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                              10 YEARS
                                                        ONE-YEAR               OR LIFE
                                                          TOTAL        5       OF FUND
UNDERLYING FUND                                          RETURN      YEARS    (IF LESS)
Select Emerging Markets Fund                               N/A        N/A       -22.00%
Select International Equity Fund                           15.55%     N/A        11.38%
T. Rowe Price International Stock Portfolio                14.93%     N/A         8.60%
Select Aggressive Growth Fund                               9.68%     14.08%     17.16%
Select Capital Appreciation Fund                           12.97%     N/A        19.40%
Select Value Opportunity Fund                               3.99%     12.19%     13.80%
Select Growth Fund                                         34.36%     21.18%     18.22%
Select Strategic Growth Fund                               N/A        N/A        -3.14%
Fidelity VIP Growth Portfolio                              38.38%     20.78%     18.46%
Select Growth and Income Fund                              15.50%     16.89%     14.60%
Fidelity VIP Equity-Income Portfolio                       10.74%     17.83%     14.80%
Fidelity VIP High Income Portfolio                         -5.09%      7.93%     10.20%
Select Income Fund                                          5.98%      5.21%      5.71%
Money Market Fund                                           4.67%      4.37%      4.77%


The inception dates for the Underlying Funds are: 4/29/85 for Money Market; 8/21/92 for Select Aggressive Growth, Select Growth, Select Growth and Income, and Select Income; 4/30/93 for Select Value Opportunity; 5/02/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 3/31/94 for the T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 12, which is as of March 19, 1999

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1998      1997      1996
 -----------------------------------------------  -------   -------   -------
 REVENUES
     Premiums...................................  $   0.5   $  22.8   $  32.7
     Universal life and investment product
       policy fees..............................    267.4     212.2     176.2
     Net investment income......................    151.3     164.2     171.7
     Net realized investment gains (losses).....     20.0       2.9      (3.6)
     Other income...............................      0.6       1.4       0.9
                                                  -------   -------   -------
         Total revenues.........................    439.8     403.5     377.9
                                                  -------   -------   -------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................    153.9     187.8     192.6
     Policy acquisition expenses................     64.6       2.8      49.9
     Sales practice litigation..................     21.0     --        --
     Loss from cession of disability income
       business.................................    --         53.9     --
     Other operating expenses...................    104.1     101.3      86.6
                                                  -------   -------   -------
         Total benefits, losses and expenses....    343.6     345.8     329.1
                                                  -------   -------   -------
 Income before federal income taxes.............     96.2      57.7      48.8
                                                  -------   -------   -------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................     22.1      13.9      26.9
     Deferred...................................     11.8       7.1      (9.8)
                                                  -------   -------   -------
         Total federal income tax expense.......     33.9      21.0      17.1
                                                  -------   -------   -------
 Net income.....................................  $  62.3   $  36.7   $  31.7
                                                  -------   -------   -------
                                                  -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                                1998         1997
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,284.6 and $1,340.5)............................  $  1,330.4   $  1,402.5
     Equity securities at fair value (cost of $27.4 and
       $34.4)............................................        31.8         54.0
     Mortgage loans......................................       230.0        228.2
     Real estate.........................................        14.5         12.0
     Policy loans........................................       151.5        140.1
     Other long-term investments.........................         9.1         20.3
                                                           ----------   ----------
         Total investments...............................     1,767.3      1,857.1
                                                           ----------   ----------
   Cash and cash equivalents.............................       217.9         31.1
   Accrued investment income.............................        33.5         34.2
   Deferred policy acquisition costs.....................       950.5        765.3
   Reinsurance receivables on paid and unpaid losses,
     future policy benefits and unearned premiums........       308.0        251.1
   Other assets..........................................        46.9         10.7
   Separate account assets...............................    11,020.4      7,567.3
                                                           ----------   ----------
         Total assets....................................  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $  2,284.8   $  2,097.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................        17.9         18.5
     Unearned premiums...................................         2.7          1.8
     Contractholder deposit funds and other policy
       liabilities.......................................        38.1         32.5
                                                           ----------   ----------
         Total policy liabilities and accruals...........     2,343.5      2,150.1
                                                           ----------   ----------
   Expenses and taxes payable............................       146.2         77.6
   Reinsurance premiums payable..........................        45.7          4.9
   Deferred federal income taxes.........................        78.8         75.9
   Separate account liabilities..........................    11,020.4      7,567.3
                                                           ----------   ----------
         Total liabilities...............................    13,634.6      9,875.8
                                                           ----------   ----------
   Commitments and contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,524 and 2,521 shares issued and
     outstanding.........................................         2.5          2.5
   Additional paid-in capital............................       407.9        386.9
   Accumulated other comprehensive income................        24.1         38.5
   Retained earnings.....................................       275.4        213.1
                                                           ----------   ----------
         Total shareholder's equity......................       709.9        641.0
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1998       1997       1996
 -----------------------------------------------  --------   --------   --------
 COMMON STOCK...................................  $    2.5   $    2.5   $    2.5
                                                  --------   --------   --------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     386.9      346.3      324.3
     Issuance of common stock...................      21.0       40.6       22.0
                                                  --------   --------   --------
     Balance at end of period...................     407.9      386.9      346.3
                                                  --------   --------   --------
 ACCUMULATED OTHER COMPREHENSIVE INCOME
     Net unrealized appreciation on investments:
     Balance at beginning of period.............      38.5       20.5       23.8
     Appreciation (depreciation) during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........     (23.4)      27.0       (5.1)
         Benefit (provision) for deferred
           federal income taxes.................       9.0       (9.0)       1.8
                                                  --------   --------   --------
                                                     (14.4)      18.0       (3.3)
                                                  --------   --------   --------
     Balance at end of period...................      24.1       38.5       20.5
                                                  --------   --------   --------
 RETAINED EARNINGS
     Balance at beginning of period.............     213.1      176.4      144.7
     Net income.................................      62.3       36.7       31.7
                                                  --------   --------   --------
     Balance at end of period...................     275.4      213.1      176.4
                                                  --------   --------   --------
         Total shareholder's equity.............  $  709.9   $  641.0   $  545.7
                                                  --------   --------   --------
                                                  --------   --------   --------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1998      1997      1996
 --------------------------------------------  -------   -------   -------
 Net income..................................  $  62.3   $  36.7   $  31.7
 Other comprehensive income:
     Net (depreciation) appreciation on
       available-for-sale securities.........    (23.4)     27.0      (5.1)
     Benefit (provision) for deferred federal
       income taxes..........................      9.0      (9.0)      1.8
                                               -------   -------   -------
         Other comprehensive income..........    (14.4)     18.0      (3.3)
                                               -------   -------   -------
     Comprehensive income....................     47.9   $  54.7   $  28.4
                                               -------   -------   -------
                                               -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1998       1997       1996
 --------------------------------------------  --------   --------   --------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   62.3   $   36.7   $   31.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized gains..................     (20.0)      (2.9)       3.6
         Net amortization and depreciation...      (7.1)     --           3.5
         Sales practice litigation expense...      21.0
         Loss from cession of disability
           income business...................     --          53.9      --
         Deferred federal income taxes.......      11.8        7.1       (9.8)
         Payment related to cession of
           disability income business........     --        (207.0)     --
         Change in deferred acquisition
           costs.............................    (177.8)    (181.3)     (66.8)
         Change in reinsurance premiums
           payable...........................      40.8        3.9       (0.2)
         Change in accrued investment
           income............................       0.7        3.5        1.2
         Change in policy liabilities and
           accruals, net.....................     193.1      (72.4)     (39.9)
         Change in reinsurance receivable....     (56.9)      22.1       (1.5)
         Change in expenses and taxes
           payable...........................      55.4        0.2       32.3
         Separate account activity, net......      (0.5)       1.6        8.0
         Other, net..........................     (28.0)      (8.7)       2.3
                                               --------   --------   --------
             Net cash provided by (used in)
               operating activities..........      94.8     (343.3)     (35.6)
                                               --------   --------   --------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................     187.0      909.7      809.4
     Proceeds from disposals of equity
       securities............................      53.3        2.4        1.5
     Proceeds from disposals of other
       investments...........................      22.7       23.7       17.4
     Proceeds from mortgages matured or
       collected.............................      60.1       62.9       34.0
     Purchase of available-for-sale fixed
       maturities............................    (136.0)    (579.7)    (795.8)
     Purchase of equity securities...........     (30.6)      (3.2)     (13.2)
     Purchase of other investments...........     (22.7)      (9.0)     (13.9)
     Purchase of mortgages...................     (58.9)     (70.4)     (22.3)
     Other investing activities, net.........      (3.9)     --          (2.0)
                                               --------   --------   --------
         Net cash provided by investing
           activities........................      71.0      336.4       15.1
                                               --------   --------   --------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
       capital paid in.......................      21.0       19.2       22.0
                                               --------   --------   --------
         Net cash provided by financing
           activities........................      21.0       19.2       22.0
                                               --------   --------   --------
 Net change in cash and cash equivalents.....     186.8       12.3        1.5
 Cash and cash equivalents, beginning of
  period.....................................      31.1       18.8       17.3
                                               --------   --------   --------
 Cash and cash equivalents, end of period....  $  217.9   $   31.1   $   18.8
                                               --------   --------   --------
                                               --------   --------   --------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $    0.6   $  --      $    3.4
     Income taxes paid.......................  $   36.2   $    5.4   $   16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary, effective November 30, 1998. Its results of operations are included for 11 months of 1998 and for the month of December, 1997.

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted to a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (Statement No. 109). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investment in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SoP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"), which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement does not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During 1998, 1997 and 1996 , SMAFCO contributed $21.0 million, $40.6 million and $22.0 million, respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1998
                                          ----------------------------------------------
                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     5.8     $ 0.8        $--        $    6.6
States and political subdivisions.......        2.7       0.2        --              2.9
Foreign governments.....................       48.8       1.6          1.5          48.9
Corporate fixed maturities..............    1,096.0      58.0         17.7       1,136.3
Mortgage-backed securities..............      131.3       5.8          1.4         135.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,284.6     $66.4        $20.6      $1,330.4
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    27.4     $ 8.9        $ 4.5      $   31.8
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

                                                               1997
                                          ----------------------------------------------

                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     6.3     $ 0.5        $--        $    6.8
States and political subdivisions.......        2.8       0.2        --              3.0
Foreign governments.....................       50.1       2.0        --             52.1
Corporate fixed maturities..............    1,147.5      58.7          3.3       1,202.9
Mortgage-backed securities..............      133.8       5.2          1.3         137.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,340.5     $66.6        $ 4.6      $1,402.5
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    34.4     $19.9        $ 0.3      $   54.0
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of these assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------   --------
Due in one year or less.....................................  $    97.7   $   98.9
Due after one year through five years.......................      269.1      278.3
Due after five years through ten years......................      638.2      658.5
Due after ten years.........................................      279.6      294.7
                                                              ---------   --------
Total.......................................................  $ 1,284.6   $1,330.4
                                                              ---------   --------
                                                              ---------   --------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM    GROSS  GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES   GAINS  LOSSES
------------------------------------------------------------  ---------------   -----  ------
1998
Fixed maturities............................................      $ 60.0        $ 2.0  $  2.0
Equity securities...........................................      $ 52.6        $17.5  $  0.9

1997
Fixed maturities............................................      $702.9        $11.4  $  5.0
Equity securities...........................................      $  1.3        $ 0.5  $ --

1996
Fixed maturities............................................      $496.6        $ 4.3  $  8.3
Equity securities...........................................      $  1.5        $ 0.4  $  0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)    TOTAL
------------------------------------------------------------  ----------   -------------   -------
1998
Net appreciation, beginning of year.........................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
Net depreciation on available-for-sale securities...........     (16.2)        (14.3)        (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       7.1        --               7.1
Benefit from deferred federal income taxes..................       3.2           5.8           9.0
                                                              ----------      ------       -------
                                                                  (5.9)         (8.5)        (14.4)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 16.2        $  7.9       $  24.1
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1997
Net appreciation, beginning of year.........................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
Net appreciation on available-for-sale securities...........      24.3          12.5          36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)       --              (9.8)
Provision for deferred federal income taxes.................      (5.1)         (3.9)         (9.0)
                                                              ----------      ------       -------
                                                                   9.4           8.6          18.0
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1996
Net appreciation, beginning of year.........................    $ 20.4        $  3.4       $  23.8
                                                              ----------      ------       -------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (20.8)          6.7         (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       9.0        --               9.0
Benefit (provision) for deferred federal income taxes.......       4.1          (2.3)          1.8
                                                              ----------      ------       -------
                                                                  (7.7)          4.4          (3.3)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

(1) Includes net appreciation on other investments of $.9 million, $1.3 million, and $2.2 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998      1997
------------------------------------------------------------  -------   -------
Mortgage loans..............................................  $ 230.0   $ 228.2
Real estate held for sale...................................     14.5      12.0
                                                              -------   -------
Total mortgage loans and real estate........................  $ 244.5   $ 240.2
                                                              -------   -------
                                                              -------   -------

Reserves for mortgage loans were $3.3 million and $9.4 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, during 1997, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation was not recorded on these assets while they were held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Property type:
  Office building...........................................  $129.2  $101.7
  Residential...............................................    18.9    19.3
  Retail....................................................    37.4    42.2
  Industrial/warehouse......................................    59.2    61.9
  Other.....................................................     3.1    24.5
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Geographic region:
  South Atlantic............................................  $ 55.5  $ 68.7
  Pacific...................................................    80.0    56.6
  East North Central........................................    41.4    61.4
  Middle Atlantic...........................................    22.5    29.8
  West South Central........................................     6.7     6.9
  New England...............................................    26.9    12.4
  Other.....................................................    14.8    13.8
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $24.8 million; 2000 -- $43.5 million; 2001 -- $6.6 million; 2002 -- $11.5 million; 2003 -- $0.6 million; and $143.0 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                             BALANCE AT
(IN MILLIONS)                                                 JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
------------------------------------------------------------  ----------   ----------   ----------   -----------
1998
Mortgage loans..............................................    $ 9.4        $(4.5)        $1.6         $ 3.3
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1997
Mortgage loans..............................................    $ 9.5        $ 1.1         $1.2         $ 9.4
Real estate.................................................      1.7          3.7          5.4         --
                                                                -----        -----          ---         -----
    Total...................................................    $11.2        $ 4.8         $6.6         $ 9.4
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1996
Mortgage loans..............................................    $12.5        $ 4.5         $7.5         $ 9.5
Real estate.................................................      2.1        --             0.4           1.7
                                                                -----        -----          ---         -----
    Total...................................................    $14.6        $ 4.5         $7.9         $11.2
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $15.3 million and $20.6 million, with related reserves of $1.5 million and $7.1 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $17.0 million, $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.0 million, $2.2 million and $3.4 million as of December 31, 1998, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $107.7  $130.0  $137.2
Mortgage loans..............................................    25.5    20.4    22.0
Equity securities...........................................     0.3     1.3     0.7
Policy loans................................................    11.7    10.8    10.2
Real estate.................................................     3.3     3.9     6.2
Other long-term investments.................................     1.5     1.0     0.8
Short-term investments......................................     4.2     1.4     1.4
                                                              ------  ------  ------
Gross investment income.....................................   154.2   168.8   178.5
Less investment expenses....................................    (2.9)   (4.6)   (6.8)
                                                              ------  ------  ------
Net investment income.......................................  $151.3  $164.2  $171.7
                                                              ------  ------  ------
                                                              ------  ------  ------

There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1998 and 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.6 million, $21.1 million and $25.4 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.4 million, $1.9 million and $3.6 million in 1998, 1997, and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $2.1 million and $2.2 million in 1998, 1997, and 1996, respectively.

There were no fixed maturities or mortgage loans which, were non-income producing for the twelve months ended December 31, 1998.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $ (6.1) $  3.0  $ (3.3)
Mortgage loans..............................................     8.0    (1.1)   (3.2)
Equity securities...........................................    15.7     0.5     0.3
Real estate.................................................     2.4    (1.5)    2.5
Other.......................................................    --       2.0     0.1
                                                              ------  ------  ------
Net realized investment gains (losses)......................  $ 20.0  $  2.9  $ (3.6)
                                                              ------  ------  ------
                                                              ------  ------  ------

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998      1997      1996
------------------------------------------------------------  -------   -------   -------
Unrealized gains on securities:
Unrealized holding gains arising during period (net of taxes of $(5.6) million, $10.2 million and $(2.9) million in
 1998, 1997 and 1996 respectively)..........................  $  (8.2)  $  20.3   $  (5.3)
Less: reclassification adjustment for gains included in net
 income (net of taxes of $3.4 million, $1.2 million and
 $(1.0) million in 1998, 1997 and 1996 respectively)........      6.2       2.3      (2.0)
                                                              -------   -------   -------
Other comprehensive income..................................  $ (14.4)  $  18.0   $  (3.3)
                                                              -------   -------   -------
                                                              -------   -------   -------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments" ("Statement No, 107"), requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                      1998                    1997
                                                              ---------------------   ---------------------
DECEMBER 31,                                                  CARRYING      FAIR      CARRYING      FAIR
(IN MILLIONS)                                                   VALUE       VALUE       VALUE       VALUE
------------------------------------------------------------  ---------   ---------   ---------   ---------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   217.9   $   217.9   $    31.1   $    31.1
  Fixed maturities..........................................    1,330.4     1,330.4     1,402.5     1,402.5
  Equity securities.........................................       31.8        31.8        54.0        54.0
  Mortgage loans............................................      230.0       241.9       228.2       239.8
  Policy loans..............................................      151.5       151.5       140.1       140.1
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,961.6   $ 1,973.5   $ 1,855.9   $ 1,867.5
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $ 1,069.4   $ 1,034.6   $   876.0   $   850.6
  Supplemental contracts without life Contingencies.........       16.6        16.6        15.3        15.3
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,086.0   $ 1,051.2   $   891.3   $   865.9
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 1998   1997   1996
------------------------------------------------------------  -----  -----  -----
Federal income tax expense (benefit)
  Current...................................................  $22.1  $13.9  $26.9
  Deferred..................................................   11.8    7.1   (9.8)
                                                              -----  -----  -----
Total.......................................................  $33.9  $21.0  $17.1
                                                              -----  -----  -----
                                                              -----  -----  -----

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred tax liabilities are comprised of the following:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
------------------------------------------------------------  --------   --------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $ (205.1)  $ (175.8)
  Deferred acquisition costs................................     278.8      226.4
  Investments, net..........................................      12.5       27.0
  Sales practice litigation.................................      (7.4)     --
  Bad debt reserve..........................................      (0.4)      (2.0)
  Other, net................................................       0.4        0.3
                                                              --------   --------
Deferred tax liability, net.................................  $   78.8   $   75.9
                                                              --------   --------
                                                              --------   --------

Gross deferred income tax liabilities totaled $291.7 million and $253.7 million at December 31, 1998 and 1997, respectively. Gross deferred income tax assets totaled $212.9 million and $177.8 at December 31, 1998 and 1997, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the consolidated group's federal income tax returns for 1992, 1993, and 1994. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $145.4 million and $124.1 million in 1998 and 1997. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.4 million and $15.0 million at December 31, 1998 and 1997, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1998, 1997 and 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1998 and 1997 for the disability income business were $230.8 million and $216.1 million, respectively, traditional life were $11.4 million and $15.2 million, respectively, and universal and variable universal life were $65.8 million and $19.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 45.5  $ 48.8  $ 53.3
  Assumed...................................................    --       2.6     3.1
  Ceded.....................................................   (45.0)  (28.6)  (23.7)
                                                              ------  ------  ------
Net premiums................................................  $  0.5  $ 22.8  $ 32.7
                                                              ------  ------  ------
                                                              ------  ------  ------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................  $204.0  $226.0  $206.4
  Assumed...................................................    --       4.2     4.5
  Ceded.....................................................   (50.1)  (42.4)  (18.3)
                                                              ------  ------  ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................  $153.9  $187.8  $192.6
                                                              ------  ------  ------
                                                              ------  ------  ------

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Balance at beginning of year................................  $765.3  $632.7  $555.7
  Acquisition expenses deferred.............................   242.4   184.2   116.6
  Amortized to expense during the year......................   (64.6)  (53.1)  (49.9)
  Adjustment to equity during the year......................     7.4   (10.2)   10.3
  Adjustment for cession of disability income insurance.....    --     (38.6)   --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........    --      50.3    --
                                                              ------  ------  ------
Balance at end of year......................................  $950.5  $765.3  $632.7
                                                              ------  ------  ------
                                                              ------  ------  ------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's disability income business was $233.3 million and $219.9 million at December 31, 1998 and 1997. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion of, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Statutory net income........................................  $ (8.2) $ 31.5  $  5.4
Statutory shareholder's surplus.............................  $309.7  $307.1  $234.0

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the Allmerica Select Separate Account II of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Allmerica Select Separate Account II of Allmerica Financial Life Insurance and Annuity Company at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 26, 1999

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                              SELECT
                                                 MONEY      AGGRESSIVE                     SELECT GROWTH
                                                MARKET        GROWTH      SELECT GROWTH     AND INCOME
                                              -----------   -----------   --------------   -------------
ASSETS:
Investments in shares of Allmerica
 Investment Trust...........................  $4,181,128    $8,440,544     $10,409,284      $8,841,811
Investments in shares of Fidelity Variable
 Insurance Products Funds (VIP).............          --            --              --              --
Investment in shares of T. Rowe Price
 International Series, Inc..................          --            --              --              --
                                              -----------   -----------   --------------   -------------
  Total assets..............................   4,181,128     8,440,544      10,409,284       8,841,811

LIABILITIES:
Payable to Allmerica Financial Life
 Insurance and Annuity Company (Sponsor)....      57,902            --              --              --
                                              -----------   -----------   --------------   -------------
  Net assets................................  $4,123,226    $8,440,544     $10,409,284      $8,841,811
                                              -----------   -----------   --------------   -------------
                                              -----------   -----------   --------------   -------------
Net asset distribution by category:
  Variable life policies....................  $4,123,226    $8,440,544     $10,409,284      $8,841,811
                                              -----------   -----------   --------------   -------------
                                              -----------   -----------   --------------   -------------

Units outstanding, December 31, 1998........   3,489,960     4,481,901       4,101,672       4,360,773
Net asset value per unit, December 31,
 1998.......................................  $ 1.181454    $ 1.883251     $  2.537815      $ 2.027579

                                                                                    SELECT
                                              SELECT VALUE                      INTERNATIONAL
                                              OPPORTUNITY*   SELECT INCOME          EQUITY
                                              ------------   -------------   --------------------
ASSETS:
Investments in shares of Allmerica
 Investment Trust...........................   $ 825,037      $3,034,132          $7,209,010
Investments in shares of Fidelity Variable
 Insurance Products Funds (VIP).............          --              --                  --
Investment in shares of T. Rowe Price
 International Series, Inc..................          --              --                  --
                                              ------------   -------------       -----------
  Total assets..............................     825,037       3,034,132           7,209,010
LIABILITIES:
Payable to Allmerica Financial Life
 Insurance and Annuity Company (Sponsor)....          --              --                  --
                                              ------------   -------------       -----------
  Net assets................................   $ 825,037      $3,034,132          $7,209,010
                                              ------------   -------------       -----------
                                              ------------   -------------       -----------
Net asset distribution by category:
  Variable life policies....................   $ 825,037      $3,034,132          $7,209,010
                                              ------------   -------------       -----------
                                              ------------   -------------       -----------
Units outstanding, December 31, 1998........     830,345       2,346,021           4,417,134
Net asset value per unit, December 31,
 1998.......................................   $0.993608      $ 1.293310          $ 1.632056

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                              SELECT CAPITAL        SELECT             SELECT         FIDELITY VIP
                                               APPRECIATION    EMERGING MARKETS   STRATEGIC GROWTH    HIGH INCOME
                                              --------------   ----------------   -----------------   ------------
ASSETS:
Investments in shares of Allmerica
 Investment Trust...........................    $5,415,509        $ 294,194           $ 439,169        $       --
Investments in shares of Fidelity Variable
 Insurance Products Funds (VIP).............            --               --                  --         3,700,980
Investment in shares of T. Rowe Price
 International Series, Inc..................            --               --                  --                --
                                              --------------   ----------------   -----------------   ------------
  Total assets..............................     5,415,509          294,194             439,169         3,700,980

LIABILITIES:
Payable to Allmerica Financial Life
 Insurance and Annuity Company (Sponsor)....            --               --                  --                --
                                              --------------   ----------------   -----------------   ------------
  Net assets................................    $5,415,509        $ 294,194           $ 439,169        $3,700,980
                                              --------------   ----------------   -----------------   ------------
                                              --------------   ----------------   -----------------   ------------
Net asset distribution by category:
  Variable life policies....................    $5,415,509        $ 294,194           $ 439,169        $3,700,980
                                              --------------   ----------------   -----------------   ------------
                                              --------------   ----------------   -----------------   ------------

Units outstanding, December 31, 1998........     2,827,338          377,174             453,397         2,682,933
Net asset value per unit, December 31,
 1998.......................................    $ 1.915409        $0.779999           $0.968620        $ 1.379453

                                              FIDELITY VIP     FIDELITY        T. ROWE PRICE
                                              EQUITY-INCOME   VIP GROWTH    INTERNATIONAL STOCK
                                              -------------   -----------   -------------------
ASSETS:
Investments in shares of Allmerica
 Investment Trust...........................   $       --     $       --        $       --
Investments in shares of Fidelity Variable
 Insurance Products Funds (VIP).............    6,821,369      6,536,992                --
Investment in shares of T. Rowe Price
 International Series, Inc..................           --             --         3,613,674
                                              -------------   -----------   -------------------
  Total assets..............................    6,821,369      6,536,992         3,613,674
LIABILITIES:
Payable to Allmerica Financial Life
 Insurance and Annuity Company (Sponsor)....           --             --                --
                                              -------------   -----------   -------------------
  Net assets................................   $6,821,369     $6,536,992        $3,613,674
                                              -------------   -----------   -------------------
                                              -------------   -----------   -------------------
Net asset distribution by category:
  Variable life policies....................   $6,821,369     $6,536,992        $3,613,674
                                              -------------   -----------   -------------------
                                              -------------   -----------   -------------------
Units outstanding, December 31, 1998........    3,575,159      2,733,332         2,635,314
Net asset value per unit, December 31,
 1998.......................................   $ 1.907990     $ 2.391584        $ 1.371250

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                           MONEY MARKET                   SELECT AGGRESSIVE GROWTH
                                               -------------------------------------  --------------------------------
                                                      YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                  1998         1997         1996        1998       1997        1996
                                               ----------  ------------  -----------  --------  ----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  175,154  $    146,135  $    42,306  $     --  $       --  $       --
  Mortality and expense risk fees............     (21,235)      (17,744)      (5,083)  (41,399)    (18,928)     (4,965)
  Administrative expense fees................      (4,981)       (4,163)      (1,192)   (9,711)     (4,440)     (1,165)
                                               ----------  ------------  -----------  --------  ----------  ----------
    Net investment income (loss).............     148,938       124,228       36,031   (51,110)    (23,368)     (6,130)
                                               ----------  ------------  -----------  --------  ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................          --            --           --        --     342,572      90,988
  Net realized gain (loss) from sales of
    investments..............................          --            --           --     2,186        (801)     13,851
                                               ----------  ------------  -----------  --------  ----------  ----------
  Net realized gain (loss)...................          --            --           --     2,186     341,771     104,839
  Net unrealized gain (loss).................          --            --           --   622,935      72,690      26,999
                                               ----------  ------------  -----------  --------  ----------  ----------
    Net realized and unrealized gain
      (loss).................................          --            --           --   625,121     414,461     131,838
                                               ----------  ------------  -----------  --------  ----------  ----------

  Net increase (decrease) in net assets from
    operations...............................     148,938       124,228       36,031   574,011     391,093     125,708
                                               ----------  ------------  -----------  --------  ----------  ----------

POLICY TRANSACTIONS:
  Net premiums...............................  11,093,896    10,400,201    4,471,372  2,831,723  1,443,916     824,503
  Terminations...............................     (24,162)      (13,610)          --   (85,085)    (21,979)       (621)
  Insurance and other charges................    (345,540)     (254,488)     (78,806) (431,113)   (197,905)    (55,229)
  Transfers between sub-accounts (including
    fixed account), net......................  (9,375,482)  (10,000,972)  (2,186,215) 1,046,205  1,568,913     363,810
  Other transfers from (to) the General
    Account..................................      44,518        61,006      (33,598)  (95,337)    (37,702)     (7,132)
  Net increase (decrease) in investment by
    Sponsor..................................          --            --         (215)       --          --        (292)
                                               ----------  ------------  -----------  --------  ----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................   1,393,230       192,137    2,172,538  3,266,393  2,755,243   1,125,039
                                               ----------  ------------  -----------  --------  ----------  ----------

  Net increase (decrease) in net assets......   1,542,168       316,365    2,208,569  3,840,404  3,146,336   1,250,747

NET ASSETS:
  Beginning of year..........................   2,581,058     2,264,693       56,124  4,600,140  1,453,804     203,057
                                               ----------  ------------  -----------  --------  ----------  ----------
  End of year................................  $4,123,226  $  2,581,058  $ 2,264,693  $8,440,544 $4,600,140 $1,453,804
                                               ----------  ------------  -----------  --------  ----------  ----------
                                               ----------  ------------  -----------  --------  ----------  ----------

                                                          SELECT GROWTH
                                               -----------------------------------

                                                     YEAR ENDED DECEMBER 31,
                                                  1998         1997        1996
                                               -----------  ----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $     6,418  $   11,566  $    3,276
  Mortality and expense risk fees............      (43,744)    (15,735)     (3,176)
  Administrative expense fees................       10,261)     (3,691)       (745)
                                               -----------  ----------  ----------
    Net investment income (loss).............      (47,587)     (7,860)       (645)
                                               -----------  ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................       67,370     199,778     157,037
  Net realized gain (loss) from sales of
    investments..............................
                                               -----------  ----------  ----------
  Net realized gain (loss)...................       94,877     219,619     170,315
  Net unrealized gain (loss).................    2,033,516     405,886     (87,178)
                                               -----------  ----------  ----------
    Net realized and unrealized gain
      (loss).................................    2,128,393     625,505      83,137
                                               -----------  ----------  ----------
  Net increase (decrease) in net assets from
    operations...............................    2,080,806     617,645      82,492
                                               -----------  ----------  ----------
POLICY TRANSACTIONS:
  Net premiums...............................    3,309,479   1,340,830     618,908
  Terminations...............................      (52,990)    (14,477)       (609)
  Insurance and other charges................     (481,408)   (185,902)    (35,694)
  Transfers between sub-accounts (including
    fixed account), net......................    1,598,818   1,166,196     323,449
  Other transfers from (to) the General
    Account..................................      (51,913)    (34,742)       (708)
  Net increase (decrease) in investment by
    Sponsor..................................           --          --        (281)
                                               -----------  ----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................    4,321,986   2,271,905     905,065
                                               -----------  ----------  ----------
  Net increase (decrease) in net assets......    6,402,792   2,889,550     987,557
NET ASSETS:
  Beginning of year..........................    4,006,492   1,116,942     129,385
                                               -----------  ----------  ----------
  End of year................................  $10,409,284  $4,006,492  $1,116,942
                                               -----------  ----------  ----------
                                               -----------  ----------  ----------

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                                                       SELECT VALUE
                                                    SELECT GROWTH AND INCOME           OPPORTUNITY*
                                               ----------------------------------  ---------------------
                                                    YEAR ENDED DECEMBER 31,             PERIOD FROM
                                                  1998        1997        1996     2/20/98** TO 12/31/98
                                               ----------  ----------  ----------  ---------------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   83,350  $   38,447  $    8,758        $  6,865
  Mortality and expense risk fees............     (40,612)    (17,679)     (3,438)         (1,859)
  Administrative expense fees................      (9,526)     (4,146)       (807)           (436)
                                               ----------  ----------  ----------        --------
    Net investment income (loss).............      33,212      16,622       4,513           4,570
                                               ----------  ----------  ----------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      22,002     351,176      77,803             841
  Net realized gain (loss) from sales of
    investments..............................      14,307      18,494         886          (2,512)
                                               ----------  ----------  ----------        --------
  Net realized gain (loss)...................      36,309     369,670      78,689          (1,671)
  Net unrealized gain (loss).................     850,067      87,946      24,966          21,746
                                               ----------  ----------  ----------        --------
    Net realized and unrealized gain
      (loss).................................     886,376     457,616     103,655          20,075
                                               ----------  ----------  ----------        --------

  Net increase (decrease) in net assets from
    operations...............................     919,588     474,238     108,168          24,645
                                               ----------  ----------  ----------        --------

POLICY TRANSACTIONS:
  Net premiums...............................   2,634,152   1,270,182     759,907         442,998
  Terminations...............................     (42,745)    (17,389)          1              --
  Insurance and other charges................    (445,514)   (206,456)    (39,270)        (24,021)
  Transfers between sub-accounts (including
    fixed account), net......................   1,552,003   1,585,084     241,184         386,166
  Other transfers from (to) the General
    Account..................................     (34,947)    (65,145)      1,521          (4,754)
  Net increase (decrease) in investment by
    Sponsor..................................          --          --        (283)              3
                                               ----------  ----------  ----------        --------
  Net increase (decrease) in net assets from
    policy transactions......................   3,662,949   2,566,276     963,060         800,392
                                               ----------  ----------  ----------        --------

  Net increase (decrease) in net assets......   4,582,537   3,040,514   1,071,228         825,037

NET ASSETS:
  Beginning of year..........................   4,259,274   1,218,760     147,532              --
                                               ----------  ----------  ----------        --------
  End of year................................  $8,841,811  $4,259,274  $1,218,760        $825,037
                                               ----------  ----------  ----------        --------
                                               ----------  ----------  ----------        --------


                                                          SELECT INCOME                SELECT INTERNATIONAL EQUITY
                                               -----------------------------------  ----------------------------------

                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                  1998        1997        1996         1998        1997        1996
                                               ----------  ----------  -----------  ----------  ----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  129,283  $   71,740  $    27,253  $   85,662  $   79,369  $   23,190
  Mortality and expense risk fees............     (13,699)     (7,062)      (2,513)    (35,312)    (15,789)     (3,547)
  Administrative expense fees................      (3,213)     (1,657)        (589)     (8,283)     (3,704)       (832)
                                               ----------  ----------  -----------  ----------  ----------  ----------
    Net investment income (loss).............     112,371      63,021       24,151      42,067      59,876      18,811
                                               ----------  ----------  -----------  ----------  ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................          --          --           --          --     111,310       2,758
  Net realized gain (loss) from sales of
    investments..............................       3,373       2,433         (472)    114,424      16,112         654
                                               ----------  ----------  -----------  ----------  ----------  ----------
  Net realized gain (loss)...................       3,373       2,433         (472)    114,424     127,422       3,412
  Net unrealized gain (loss).................         645      28,919       (4,696)    583,139    (153,589)    116,537
                                               ----------  ----------  -----------  ----------  ----------  ----------
    Net realized and unrealized gain
      (loss).................................       4,018      31,352       (5,168)    697,563     (26,167)    119,949
                                               ----------  ----------  -----------  ----------  ----------  ----------
  Net increase (decrease) in net assets from
    operations...............................     116,389      94,373       18,983     739,630      33,709     138,760
                                               ----------  ----------  -----------  ----------  ----------  ----------
POLICY TRANSACTIONS:
  Net premiums...............................     989,252     605,452      321,729   2,532,926   1,354,454     680,979
  Terminations...............................     (30,715)    (12,415)        (548)    (23,226)    (34,908)       (636)
  Insurance and other charges................    (186,443)   (100,701)     (16,497)   (358,394)   (182,904)    (45,019)
  Transfers between sub-accounts (including
    fixed account), net......................     620,540     315,978      228,058     762,716   1,261,530     445,408
  Other transfers from (to) the General
    Account..................................     (19,491)     (1,599)         360     (73,744)    (71,126)     (1,034)
  Net increase (decrease) in investment by
    Sponsor..................................          --          --         (225)         --          --        (262)
                                               ----------  ----------  -----------  ----------  ----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................   1,373,143     806,715      532,877   2,840,278   2,327,046   1,079,436
                                               ----------  ----------  -----------  ----------  ----------  ----------
  Net increase (decrease) in net assets......   1,489,532     901,088      551,860   3,579,908   2,360,755   1,218,196
NET ASSETS:
  Beginning of year..........................   1,544,600     643,512       91,652   3,629,102   1,268,347      50,151
                                               ----------  ----------  -----------  ----------  ----------  ----------
  End of year................................  $3,034,132  $1,544,600  $   643,512  $7,209,010  $3,629,102  $1,268,347
                                               ----------  ----------  -----------  ----------  ----------  ----------
                                               ----------  ----------  -----------  ----------  ----------  ----------

* Name changed. See Note 1.

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                                                        SELECT
                                                 SELECT CAPITAL APPRECIATION       EMERGING MARKETS
                                               --------------------------------  ---------------------
                                                   YEAR ENDED DECEMBER 31,            PERIOD FROM
                                                  1998        1997       1996    2/20/98** TO 12/31/98
                                               ----------  ----------  --------  ---------------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $       --  $       --  $     --        $    523
  Mortality and expense risk fees............     (24,475)    (10,894)   (2,261)           (589)
  Administrative expense fees................      (5,740)     (2,556)     (530)           (139)
                                               ----------  ----------  --------        --------
    Net investment income (loss).............     (30,215)    (13,450)   (2,791)           (205)
                                               ----------  ----------  --------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................     823,033          --       869              --
  Net realized gain (loss) from sales of
    investments..............................      10,040       3,491       577            (657)
                                               ----------  ----------  --------        --------
  Net realized gain (loss)...................     833,073       3,491     1,446            (657)
  Net unrealized gain (loss).................    (182,338)    302,721    (1,192)          3,262
                                               ----------  ----------  --------        --------
    Net realized and unrealized gain
      (loss).................................     650,735     306,212       254           2,605
                                               ----------  ----------  --------        --------

  Net increase (decrease) in net assets from
    operations...............................     620,520     292,762    (2,537)          2,400
                                               ----------  ----------  --------        --------

POLICY TRANSACTIONS:
  Net premiums...............................   1,822,847   1,254,757   652,549         188,464
  Terminations...............................     (22,986)    (13,698)       --              --
  Insurance and other charges................    (364,119)   (203,548)  (87,458)         (5,902)
  Transfers between sub-accounts (including
    fixed account), net......................     632,404     646,073   143,004         110,693
  Other transfers from (to) the General
    Account..................................     (71,984)     (3,432)   (2,868)         (1,468)
  Net increase (decrease) in investment by
    Sponsor..................................          --          --      (295)              7
                                               ----------  ----------  --------        --------
  Net increase (decrease) in net assets from
    policy transactions......................   1,996,162   1,680,152   704,932         291,794
                                               ----------  ----------  --------        --------

  Net increase (decrease) in net assets......   2,616,682   1,972,914   702,395         294,194

NET ASSETS:
  Beginning of year..........................   2,798,827     825,913   123,518              --
                                               ----------  ----------  --------        --------
  End of year................................  $5,415,509  $2,798,827  $825,913        $294,194
                                               ----------  ----------  --------        --------
                                               ----------  ----------  --------        --------

                                                 SELECT STRATEGIC
                                                      GROWTH
                                               --------------------        FIDELITY VIP HIGH INCOME
                                                                      ----------------------------------
                                                   PERIOD FROM
                                                   2/20/98** TO            YEAR ENDED DECEMBER 31,
                                                     12/31/98            1998        1997        1996
                                               --------------------   ----------  ----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................        $  1,034         $  158,854  $   33,619  $   10,369
  Mortality and expense risk fees............          (1,108)           (18,746)     (7,324)     (1,532)
  Administrative expense fees................            (260)            (4,398)     (1,718)       (359)
                                                     --------         ----------  ----------  ----------
    Net investment income (loss).............            (334)           135,710      24,577       8,478
                                                     --------         ----------  ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................              --            100,938       4,155       2,029
  Net realized gain (loss) from sales of
    investments..............................          (8,655)           (40,086)      3,387       3,133
                                                     --------         ----------  ----------  ----------
  Net realized gain (loss)...................          (8,655)            60,852       7,542       5,162
  Net unrealized gain (loss).................          17,807           (377,055)    140,962      14,684
                                                     --------         ----------  ----------  ----------
    Net realized and unrealized gain
      (loss).................................           9,152           (316,203)    148,504      19,846
                                                     --------         ----------  ----------  ----------
  Net increase (decrease) in net assets from
    operations...............................           8,818           (180,493)    173,081      28,324
                                                     --------         ----------  ----------  ----------
POLICY TRANSACTIONS:
  Net premiums...............................         232,074          1,491,023     653,604     325,210
  Terminations...............................              --            (15,611)    (25,742)       (578)
  Insurance and other charges................          (9,764)          (275,034)    (95,813)    (19,247)
  Transfers between sub-accounts (including
    fixed account), net......................         208,376            803,446     872,815     (33,917)
  Other transfers from (to) the General
    Account..................................            (339)           (64,644)     (2,650)       (854)
  Net increase (decrease) in investment by
    Sponsor..................................               4                 --          --        (247)
                                                     --------         ----------  ----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................         430,351          1,939,180   1,402,214     270,367
                                                     --------         ----------  ----------  ----------
  Net increase (decrease) in net assets......         439,169          1,758,687   1,575,295     298,691
NET ASSETS:
  Beginning of year..........................              --          1,942,293     366,998      68,307
                                                     --------         ----------  ----------  ----------
  End of year................................        $439,169         $3,700,980  $1,942,293  $  366,998
                                                     --------         ----------  ----------  ----------
                                                     --------         ----------  ----------  ----------

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                  FIDELITY VIP EQUITY-INCOME           FIDELITY VIP GROWTH
                                               --------------------------------  --------------------------------
                                                   YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                  1998        1997       1996       1998        1997       1996
                                               ----------  ----------  --------  ----------  ----------  --------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   50,230  $   17,528  $    226  $   15,966  $    8,295  $    710
  Mortality and expense risk fees............     (31,695)    (12,698)   (2,681)    (28,780)    (12,398)   (3,400)
  Administrative expense fees................      (7,435)     (2,979)     (629)     (6,750)     (2,908)     (797)
                                               ----------  ----------  --------  ----------  ----------  --------
    Net investment income (loss).............      11,100       1,851    (3,084)    (19,564)     (7,011)   (3,487)
                                               ----------  ----------  --------  ----------  ----------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................     178,760      88,129     6,482     417,641      37,128    17,909
  Net realized gain (loss) from sales of
    investments..............................       8,042      15,787     1,871      20,497      11,558      (232)
                                               ----------  ----------  --------  ----------  ----------  --------
  Net realized gain (loss)...................     186,802     103,916     8,353     438,138      48,686    17,677
  Net unrealized gain (loss).................     313,911     303,518    59,082   1,114,442     306,079    45,024
                                               ----------  ----------  --------  ----------  ----------  --------
    Net realized and unrealized gain
      (loss).................................     500,713     407,434    67,435   1,552,580     354,765    62,701
                                               ----------  ----------  --------  ----------  ----------  --------

  Net increase (decrease) in net assets from
    operations...............................     511,813     409,285    64,351   1,533,016     347,754    59,214
                                               ----------  ----------  --------  ----------  ----------  --------

POLICY TRANSACTIONS:
  Net premiums...............................   2,314,509   1,217,983   530,169   1,948,708   1,050,189   673,958
  Terminations...............................     (45,399)    (24,981)     (704)    (33,897)    (30,496)     (105)
  Insurance and other charges................    (348,152)   (154,199)  (31,982)   (374,918)   (192,569)  (91,360)
  Transfers between sub-accounts (including
    fixed account), net......................   1,112,290   1,005,523   229,079     661,183     744,603    88,029
  Other transfers from (to) the General
    Account..................................     (25,298)    (62,094)   (3,491)    (47,548)    (15,076)      896
  Net increase (decrease) in investment by
    Sponsor..................................          --        (268)       --          --        (281)       --
                                               ----------  ----------  --------  ----------  ----------  --------
  Net increase (decrease) in net assets from
    policy transactions......................   3,007,950   1,982,232   722,803   2,153,528   1,556,651   671,137
                                               ----------  ----------  --------  ----------  ----------  --------

  Net increase (decrease) in net assets......   3,519,763   2,391,517   787,154   3,686,544   1,904,405   730,351

NET ASSETS:
  Beginning of year..........................   3,301,606     910,089   122,935   2,850,448     946,043   215,692
                                               ----------  ----------  --------  ----------  ----------  --------
  End of year................................  $6,821,369  $3,301,606  $910,089  $6,536,992  $2,850,448  $946,043
                                               ----------  ----------  --------  ----------  ----------  --------
                                               ----------  ----------  --------  ----------  ----------  --------

                                                 T. ROWE PRICE INTERNATIONAL
                                                            STOCK
                                               --------------------------------

                                                   YEAR ENDED DECEMBER 31,
                                                  1998        1997       1996
                                               ----------  ----------  --------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   42,006  $   21,184  $  5,584
  Mortality and expense risk fees............     (18,891)    (10,189)   (1,629)
  Administrative expense fees................      (4,431)     (2,390)     (382)
                                               ----------  ----------  --------
    Net investment income (loss).............      18,684       8,605     3,573
                                               ----------  ----------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      14,826      30,010     3,551
  Net realized gain (loss) from sales of
    investments..............................     106,914     101,222     1,101
                                               ----------  ----------  --------
  Net realized gain (loss)...................     121,740     131,232     4,652
  Net unrealized gain (loss).................     264,312    (130,878)   30,684
                                               ----------  ----------  --------
    Net realized and unrealized gain
      (loss).................................     386,052         354    35,336
                                               ----------  ----------  --------
  Net increase (decrease) in net assets from
    operations...............................     404,736       8,959    38,909
                                               ----------  ----------  --------
POLICY TRANSACTIONS:
  Net premiums...............................   1,141,623     822,104   520,547
  Terminations...............................     (17,679)    (11,448)       --
  Insurance and other charges................    (196,518)   (112,458)  (22,014)
  Transfers between sub-accounts (including
    fixed account), net......................       3,307     885,865   175,079
  Other transfers from (to) the General
    Account..................................     (36,350)      7,626       (72)
  Net increase (decrease) in investment by
    Sponsor..................................          --          --        --
                                               ----------  ----------  --------
  Net increase (decrease) in net assets from
    policy transactions......................     894,383   1,591,689   673,540
                                               ----------  ----------  --------
  Net increase (decrease) in net assets......   1,299,119   1,600,648   712,449
NET ASSETS:
  Beginning of year..........................   2,314,555     713,907     1,458
                                               ----------  ----------  --------
  End of year................................  $3,613,674  $2,314,555  $713,907
                                               ----------  ----------  --------
                                               ----------  ----------  --------

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Allmerica Select Separate Account II (Allmerica Select II) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on May 1, 1995, for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain flexible premium variable life insurance policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Allmerica Select II are clearly identified and distinguished from the other assets and liabilities of the Company. Allmerica Select II cannot be charged with liabilities arising out of any other business of the Company.

    Allmerica Select II is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Allmerica Select II currently offers fourteen Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS) (successor to Allmerica Investment Management Company, Inc.), a wholly-owned subsidiary of First Allmerica; or of the Variable Insurance Products Fund (Fidelity VIP), managed by Fidelity Management & Research Company
(FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc. The Trust, Fidelity VIP and T. Rowe Price (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

    Effective January 9, 1998, Small-Mid Cap Value Fund was renamed Select Value Opportunity Fund.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Allmerica Select
II. Therefore, no provision for income taxes has been charged against Allmerica Select II.

                      ALLMERICA SELECT SEPARATE ACCOUNT II

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1998 were as follows:

                                                PORTFOLIO INFORMATION
                                          ---------------------------------
                                                                     NET
                                                                    ASSET
                                                                    VALUE
                                          NUMBER OF    AGGREGATE     PER
INVESTMENT PORTFOLIO                        SHARES       COST       SHARE
----------------------------------------  ----------  -----------  --------
  Money Market..........................  4,181,128   $ 4,181,128   $1.000
  Select Aggressive Growth..............  3,431,116     7,717,503    2.460
  Select Growth.........................  4,287,185     8,057,953    2.428
  Select Growth and Income..............  4,970,102     7,880,032    1.779
  Select Value Opportunity*.............    489,636       803,291    1.685
  Select Income.........................  2,940,050     3,009,077    1.032
  Select International Equity...........  4,675,103     6,662,390    1.542
  Select Capital Appreciation...........  3,302,139     5,295,315    1.640
  Select Emerging Markets...............    375,249       290,932    0.784
  Select Strategic Growth...............    451,356       421,362    0.973
  Fidelity VIP High Income..............    320,987     3,921,583   11.530
  Fidelity VIP Equity-Income............    268,347     6,139,703   25.420
  Fidelity VIP Growth...................    145,687     5,077,356   44.870
  T. Rowe Price International Stock.....    248,876     3,449,508   14.520

* Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy and the cost of any additional benefits provided by rider. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of 0.65% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. This charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.80% per annum. During the first 10 policy years, the Company also charges each Sub-Account 0.15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted in the daily computation of unit values and are paid to the Company on a daily basis.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of Allmerica Select II. Broker-dealers sell the policies through their registered representatives who are appointed by Allmerica Investments. Commissions are paid to such registered representatives by the Company. The current series of policies have a contingent surrender charge comprised of a deferred administrative charge and a deferred sales charge. For the years ended December 31,

                      ALLMERICA SELECT SEPARATE ACCOUNT II

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

1998, 1997 and 1996, the Company received surrender charges of $180,810, $39,306 and $3,838, respectively.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Allmerica Select II satisfies the current requirements of the regulations, and it intends that Allmerica Select II will continue to meet such requirements.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Allmerica Select II during the year ended December 31, 1998 were as follows:

INVESTMENT PORTFOLIO                                      PURCHASES       SALES
-------------------------------------------------------  ------------  -----------
  Money Market.........................................  $ 13,453,875  $11,911,707
  Select Aggressive Growth.............................     3,621,079      405,796
  Select Growth........................................     4,621,153      279,384
  Select Growth and Income.............................     4,008,855      290,692
  Select Value Opportunity*............................       843,194       37,391
  Select Income........................................     1,704,579      219,065
  Select International Equity..........................     6,000,524    3,118,179
  Select Capital Appreciation..........................     3,091,990      303,010
  Select Emerging Markets..............................       310,237       18,648
  Select Strategic Growth..............................       504,118       74,101
  Fidelity VIP High Income.............................     2,796,061      620,233
  Fidelity VIP Equity-Income...........................     3,392,954      195,144
  Fidelity VIP Growth..................................     2,833,430      281,825
  T. Rowe Price International Stock....................     4,241,086    3,313,193
                                                         ------------  -----------
    Totals.............................................  $ 51,423,135  $21,068,368
                                                         ------------  -----------
                                                         ------------  -----------

* Name changed. See Note 1.

                                   PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY
ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(B) PLANS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM.

The Company and its registered separate accounts which fund annuity contracts issued in connection with Section 403(b) plans have relied (a) on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). The variable life insurance Policies issued by the Registrant may be issued in connection with Section 403(b) plans ("Plans"), and would be subject to the same restrictions on redeemability which are applicable to annuity contracts issued to such Plans. The Company and the Registrant represent that they will take the following steps in connection with the issuance of the policies to Section 403(b) plans:

1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement issued in connection with the offer of the Company's variable contracts.

2. Appropriate disclosure regarding the redemption restrictions imposed by the Program and by section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b) (11) to the attention of potential participants.

4. A signed statement acknowledging the participant's understanding of (i) the restrictions on redemption imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                      CONTENTS OF THE REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consists of __ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the 1933 Act.
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures.

Written consents of the following persons:

     1.   Actuarial Consent
     2.   Opinion of Counsel
     3.   Consent of Independent Accountants

The following exhibits:

     1. Exhibit 1 (Exhibits required by paragraph A of the instructions to Form N-8B-2)

          (1) Certified copy of Resolutions of the Board of Directors of the Company of October 12, 1993 establishing the Allmerica Select Separate Account II was previously filed on April 16, 1998 in Post-Effective Amendment No.5, are is incorporated by reference herein.

          (2)  Not Applicable.

          (3) (a) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

               (b) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

               (c) Sales Agreements (Select) were previously filed on April 16, 1998 in Post-Effective Amendment No.5, and are incorporated by reference herein.

               (d) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

               (e) General Agent's Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

               (f) Career Agent Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

          (4)  Not Applicable.

          (5) Policy and Policy riders were previously filed on April 16, 1998 in Post-Effective Amendment No. 5, and are incorporated by reference herein. 403(b) Life Insurance Policy Endorsement and Riders were previously filed on April 16, 1998 in Post-Effective Amendment No. 5, and are incorporated by reference herein.

          (6) Articles of Incorporation and Bylaws, as amended, of the Company were previously filed on October 1, 1995 in Post-Effective Amendment No. 1, and are incorporated by reference herein.

          (7)  Not Applicable.

          (8) (a) Participation Agreement with Allmerica Investment Trust was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

               (b) Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

               (c) Participation Agreement with Variable Insurance Products Fund, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

               (d) Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

               (e) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on May 1, 1997 in Post-Effective Amendment No. 3, and is incorporated by reference herein.

               (f) Fidelity Service Contract, effective as of January 1, 1997, was previously filed on May 1, 1997 in Post-Effective Amendment No. 3, and is incorporated by reference herein.

               (g) Service Agreement with Rowe-Price Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

          (9) (a) BFDS Agreements for lockbox and mailroom services were previously filed on April 16, 1998 in Post-Effective Amendment No.5, and are incorporated by reference herein.

               (b)  Directors' Power of Attorney is filed herewith.

          (10) Application was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.


     2.   Policy and Policy riders are included in Exhibit 1(5) above.

     3.   Opinion of Counsel is filed herewith.

     4.   Not Applicable.

     5.   Not Applicable.

     6.   Actuarial Consent is filed herewith.

     7.   Procedures Memorandum dated July, 1994 pursuant to Rule
          6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed on April 16, 1998 in Post-Effective Amendment No.5, and is incorporated by reference herein.

     8.   Consent of Independent Accountants is filed herewith.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of April, 1999.


                       ALLMERICA SELECT SEPARATE ACCOUNT II
             OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                        By: /s/ Abigail M. Armstrong
                            -------------------------------
                            Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                       Title                                       Date
----------                       -----                                       ----
/s/ Warren E. Barnes             Vice President and Corporate Controller     April 2, 1999
------------------------
Warren E. Barnes

/s/ Edward J. Parry III          Director, Vice President, Chief Financial   April 2, 1999
------------------------         Officer and Treasurer
Edward J. Parry III

/s/ Richard M. Reilly            Director, President and                     April 2, 1999
------------------------         Chief Executive Officer
Richard M. Reilly

John F. O'Brien*                 Director and Chairman of the Board          April 2, 1999
------------------------

Bruce C. Anderson*               Director                                    April 2, 1999
------------------------

Robert E. Bruce*                 Director and Chief Information Officer      April 2, 1999
------------------------

John P. Kavanaugh*               Director, Vice President and                April 2, 1999
------------------------         Chief Investment Officer

John F. Kelly*                   Director, Vice President and                April 2, 1999
------------------------         General Counsel

J. Barry May*                    Director                                    April 2, 1999
------------------------

James R. McAuliffe*              Director                                    April 2, 1999
------------------------

Robert P. Restrepo, Jr.*         Director                                    April 2, 1999
------------------------

Eric A. Simonsen*                Director and Vice President                 April 2, 1999
------------------------

Phillip E. Soule*                Director                                    April 2, 1999
-----------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 1, 1999 duly executed by such persons.

/s/ Sheila B. St. Hilaire
---------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact


(333-63093)

                          FORM S-6 EXHIBIT TABLE

Exhibit 1(9)(b)  Directors' Power of Attorney

Exhibit 3        Opinion of Counsel

Exhibit 6        Actuarial Consent

Exhibit 8        Consent of Independent Accountants